     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 23, 2003
                                                  1933 ACT FILE NO. ___________

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                   FORM N-14

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             MFS(R) SERIES TRUST VI
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               500 BOYLSTON, STREET, BOSTON, MASSACHUSETTS 02116
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-954-5000

                                 -------------

                             STEPHEN E. CAVAN, ESQ.
                   MASSACHUSETTS FINANCIAL SERVICES COMPANY,
                              500 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 -------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

TITLE OF SECURITIES BEING REGISTERED: CLASS A, CLASS B, CLASS C AND CLASS I SHARES OF BENEFICIAL INTEREST IN THE SERIES OF THE REGISTRANT DESIGNATED TECHNOLOGY FUND.

NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAVE PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED ON FORM N-1A (FILE NO.33-34502).

            IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON
                      JUNE 22, 2003 PURSUANT TO RULE 488.

===============================================================================

                               PROXY INFORMATION

The enclosed proxy statement discusses important issues affecting your investment in the MFS Global Asset Allocation Fund. To make voting faster and more convenient for you, we're offering the options of voting on the internet or by telephone instead of completing and mailing the enclosed proxy card. Both methods are generally available 24 hours a day. If you vote via the internet or by telephone, your vote will be confirmed and posted immediately. If you choose to vote via the internet or by phone, do not mail the proxy card.

However you choose to vote, it is important that you vote to save the expense of additional solicitations.

WAYS TO VOTE:

         TO VOTE ON THE INTERNET

                  1.   Read the proxy statement.
                  2. Follow the internet voting instructions on your proxy card.
                  3.   Enter the control number on your proxy card.
                  4.   Follow the instructions on the site.

         TO VOTE BY TELEPHONE

                  1.   Read the proxy statement.
                  2.   Call the toll-free number on your proxy card.
                  3.   Enter the control number on your proxy card.
                  4.   Follow the recorded instructions.

          TO VOTE BY MAIL

                  1.   Read the proxy statement.
                  2.   Complete and sign the proxy card.
                  3. Mail the completed proxy card in the enclosed postage-paid envelope.

YOUR VOTE IS IMPORTANT TO US, PLEASE VOTE NOW.

QUESTIONS:

Georgeson Shareholder Communications, Inc. ("GSC"), a professional proxy solicitation firm, has been selected to assist shareholders in the voting process. If we have not received your proxy card as the date of the meeting approaches, GSC may call you to remind you to exercise your right to vote.

If you have any questions about how to vote your shares, please call GSC toll-free at 1-866-364-3351 any business day between 9 a.m. and 11 p.m. Eastern time.

MFS(R)
INVESTMENT MANAGEMENT

MFS Investment Management
500 Boylston Street, Boston, Massachusetts 02116-3741
617 954 5000

                                  July 2, 2003

Dear Shareholder:

         I am writing to ask for your vote on an important matter that will affect your investment in MFS(R) Global Asset Allocation Fund (the "Global Asset Allocation Fund"). Votes will be cast at a shareholder meeting scheduled for August 15, 2003. While you are, of course, welcome to join us at the Global Asset Allocation Fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by telephone or over the internet.

         You may be aware that MFS offers a wide array of funds designed to meet the investment needs of investors. MFS offers a fund that is very similar to the Global Asset Allocation Fund called MFS(R) Global Total Return Fund (the "Global Total Return Fund"). The Global Total Return Fund's investment objective is to seek total return by providing above-average income (compared to a portfolio invested entirely in equity securities) and opportunities for growth of capital and income. In addition to having a similar investment objective, the Global Total Return Fund has similar investment strategies and policies. Moreover, the Global Total Return Fund is larger than the Global Asset Allocation Fund and historically has performed better than that Fund. The total expense ratio of each class of shares (except Class A shares) of the Global Total Return Fund is higher than that of the corresponding class of shares of the Global Asset Allocation Fund. However, the assets of the Global Asset Allocation Fund generally have been declining over the last two years at a rate of approximately 20% to 25% per year and, as a result, the expense ratio of each class of shares of the Global Asset Allocation Fund has increased and will likely increase further if assets of the Fund continue to decline.

         After careful consideration, the Global Asset Allocation Fund's Trustees have unanimously agreed that a tax-free reorganization of the Global Asset Allocation Fund into the Global Total Return Fund would be in your best interests. For this reason, your Trustees recommend that you vote FOR the proposed transaction, by signing and returning the enclosed proxy card or by following the instructions on the proxy card to vote via telephone or over the internet. This proposed reorganization is detailed in the enclosed Prospectus/Proxy Statement. For your convenience, a summary of the transaction in question and answer format is included in the beginning of the Prospectus/Proxy Statement. I suggest you read both thoroughly before voting.

                          YOUR VOTE MAKES A DIFFERENCE

         No matter what size your investment may be, your vote is critical. I urge you to review the enclosed materials and to vote according to the manner specified. Your prompt response will help avoid the need for additional mailings at the Global Asset Allocation Fund's expense. For your convenience, we have provided a postage-paid envelope should you choose to vote by mail.

         If you have any questions or need additional information, please contact your financial advisor or GSC at 1-866-364-3351, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                          Sincerely,

                                          Jeffrey L. Shames
                                          Chairman

We invented the mutual fund(R)

                        MFS GLOBAL ASSET ALLOCATION FUND
                         A SERIES OF MFS SERIES TRUST I
                500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD August 15, 2003

A Special Meeting of Shareholders of MFS Global Asset Allocation Fund, a series of MFS Series Trust I, a Massachusetts business trust, will be held at the offices of the Fund, 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, on Friday, August 15, 2003, at 2:00 p.m. for the following purposes:

         ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Agreement") between MFS Series Trust I, a Massachusetts business trust, on behalf of MFS Global Asset Allocation Fund (the "Global Asset Allocation Fund"), and MFS Series Trust VI, on behalf of MFS Global Total Return Fund (the "Global Total Return Fund"), providing for the transfer of the assets of the Global Asset Allocation Fund to the Global Total Return Fund in exchange solely for shares of beneficial interest in the Global Total Return Fund and the assumption by the Global Total Return Fund of the liabilities of the Global Asset Allocation Fund, the distribution of the Global Total Return Fund shares to the shareholders of the Global Asset Allocation Fund in liquidation of the Global Asset Allocation Fund and the termination of the Global Asset Allocation Fund.

         ITEM 2. To transact such other business as may properly come before the meeting and any adjournments thereof.

                  YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU
                                VOTE FOR ITEM 1.

Only shareholders of record on June 20, 2003 will be entitled to vote at the Meeting.

                                          By order of the Board of Trustees,
                                          Stephen E. Cavan, Secretary

July 2, 2003

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING BY PHONE OR INTERNET OR BY SIGNING AND RETURNING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

                           PROSPECTUS/PROXY STATEMENT

                                  June 22, 2003

                          ACQUISITION OF THE ASSETS OF

                        MFS GLOBAL ASSET ALLOCATION FUND
                         A SERIES OF MFS SERIES TRUST I

                               500 BOYLSTON STREET
                           BOSTON, MASSACHUSETTS 02116
                                 (617) 954-5000

                        BY AND IN EXCHANGE FOR SHARES OF
                          MFS GLOBAL TOTAL RETURN FUND
                         A SERIES OF MFS SERIES TRUST VI

                               500 BOYLSTON STREET
                           BOSTON, MASSACHUSETTS 02116
                                 (617) 954-5000

                                    * * * * *

         This document will give you the information you need to vote on the proposed reorganization. Much of the information is required under rules of the Securities and Exchange Commission (the "SEC"); some is technical. If there is anything you don't understand, please call the toll-free number, 1-[866-364-3351], or your financial advisor.

         This Prospectus/Proxy Statement relates to the proposed reorganization of MFS Global Asset Allocation Fund (the "Global Asset Allocation Fund") into MFS Global Total Return Fund (the "Global Total Return Fund"). As a result of the proposed reorganization, each Class A, Class B, Class C and Class I shareholder of the Global Asset Allocation Fund will receive a number of full and fractional Class A, Class B, Class C and Class I shares, respectively, of the Global Total Return Fund equal in value at the date of the exchange to the total value of the shareholder's Global Asset Allocation Fund shares. (Global Total Return Fund also offers Class R shares, which are not involved in the reorganization.) Like the Global Asset Allocation Fund, the Global Total Return Fund is in the family of funds managed by Massachusetts Financial Services Company ("MFS") and is a series of a registered open-end management investment company (mutual fund). The Global Total Return Fund and the Global Asset Allocation Fund are collectively referred to herein as the "Funds," and each is referred to individually as a "Fund."

         This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed reorganization or investing in the Global Total Return Fund. Please read it and keep it for future reference. This Prospectus/Proxy Statement is accompanied by (i) the Prospectus, dated March 1, 2003, of the Global Total Return Fund (the "Global Total Return Fund Prospectus") and (ii) the Global Total Return Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2002 (the "Global Total Return Fund Annual Report"). The Global Total Return Fund Prospectus and the Global Total Return Fund's Annual Report are incorporated into this Prospectus/Proxy Statement by reference.

         The following documents have been filed with the Securities and Exchange Commission and are also incorporated into this Prospectus/Proxy Statement by reference:

         (i) the Prospectus, dated January 1, 2003, of the Global Asset Allocation Fund;

         (ii) the Statement of Additional Information of the Global Asset Allocation Fund, dated January 1, 2003;

         (iii) the Statement of Additional Information of the Global Total Return Fund, dated March 1, 2003;

         (iv) the Global Asset Allocation Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2003;

         (v) the Global Asset Allocation Fund's Semi-Annual Report to Shareholders for the period ended February 29, 2003; and

         (vi) a Statement of Additional Information, dated June 6, 2003, relating to the proposed reorganization.

         For a free copy of any of the above documents, please contact us at our toll-free number (1-800-225-2606).

         Proxy materials, registration statements and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access reports and other information about the Funds on the Commission's Internet site at http://www.sec.gov.

         The securities offered by the accompanying Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

                                    * * * * *

                                TABLE OF CONTENTS

                                                                           PAGE

Synopsis 3
Risk Factors.................................................................12
General......................................................................15
Proposal Regarding Approval or Disapproval of Reorganization
     Transaction and Related Agreement and Plan  of Reorganization...........15
Background and Reasons for the Proposed Reorganization.......................16
Information About The Reorganization.........................................18
Voting Information...........................................................22
Agreement and Plan of Reorganization........................................A-1

Enclosures
     Prospectus of the MFS Global Total Return Fund, dated March 1, 2003 Annual Report of the MFS Global Total Return Fund, for the fiscal year ended October 31, 2002

                                    SYNOPSIS

         The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed reorganization between funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1.       WHAT IS BEING PROPOSED?

         The Trustees of the Funds are recommending that shareholders of the Global Asset Allocation Fund approve the reorganization of the Global Asset Allocation Fund into the Global Total Return Fund. If approved by shareholders, the assets of the Global Asset Allocation Fund will be transferred to the Global Total Return Fund in exchange for shares of the Global Total Return Fund with a value equal to those assets net of liabilities and for the assumption by the Global Total Return Fund of the liabilities of the Global Asset Allocation Fund. Immediately following the transfer, the Global Total Return Fund shares received by the Global Asset Allocation Fund will be distributed to its shareholders, pro rata, and the Global Asset Allocation Fund will be terminated as soon as reasonably practicable thereafter. (All of these transactions are referred to below collectively as the "reorganization.")

2. WHAT WILL HAPPEN TO MY SHARES OF THE GLOBAL ASSET ALLOCATION FUND AS A RESULT OF THE REORGANIZATION?

         Your shares of the Global Asset Allocation Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of the Global Total Return Fund with an equal total net asset value. The Global Asset Allocation Fund will then be terminated.

3.       WHY ARE THE TRUSTEES PROPOSING THIS REORGANIZATION?

         The Trustees believe that the reorganization is in the best interest of each Fund's shareholders. Over the last few years, the assets of the Global Asset Allocation Fund have substantially declined, which has made the Fund more difficult to manage efficiently and increased the Fund's expense ratios. The Global Total Return Fund is both larger and generally has a better performance record than the Global Asset Allocation Fund.

4. WHAT ARE THE BENEFITS OF MERGING THE GLOBAL ASSET ALLOCATION FUND INTO THE GLOBAL TOTAL RETURN FUND?

         As shown in more detail below, the two Funds have similar investment objectives, policies and strategies, but the Global Total Return Fund is more than twice the size of the Global Asset Allocation Fund. The combined Fund would have a significantly larger asset base, which should provide greater opportunities for diversifying investments and realizing economies of scale. In addition, the Global Total Return Fund historically has performed better than the Global Asset Allocation Fund. Past performance, of course, is not an indication of future performance. However, the Trustees believe that the combination offers shareholders of the Global Asset Allocation Fund a greater opportunity for improved performance.

5. HOW DO THE INVESTMENT GOALS, POLICIES AND RESTRICTIONS OF THE TWO FUNDS COMPARE?

         The investment goals and policies of the two Funds are very similar. The Global Asset Allocation Fund's objective is to provide total return over the long-term through investments in equity and fixed income securities, low volatility of share price (i.e., net asset value per share) and reduced risk (compared to an aggressive equity/fixed income fund). The Global Total Return Fund's objective is to seek total return by providing above-average income (compared to a portfolio invested entirely in equity securities) and opportunities for growth of capital and income.

         Both Funds seek to achieve their goals by investing in a combination of equity and debt securities of U.S. and non-U.S. issuers. The equity securities in which the Funds may invest include common stocks and related securities, such as preferred stock, convertible securities, warrants and depositary receipts. The fixed income securities in which the Funds may invest include U.S. government securities, corporate bonds and high yield fixed income securities. Each Fund may invest in securities of issuers in developed and emerging markets.

         The Global Total Return Fund invests at least 40%, but not more than 75%, of its net assets in global equity securities, and at least 25% of its net assets in global fixed income securities, while the Global Asset Allocation Fund, under normal market conditions, invests at least 30% of its total assets in equity securities. Each Fund varies the percentage of its assets invested in any asset class in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. Each Fund also has the ability to vary the percentage of its assets invested abroad and denominated in foreign currencies in accordance with MFS's view on the state of the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar.

         The primary difference between the Funds is that the Global Asset Allocation Fund may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS, including the Global Total Return Fund. The Global Asset Allocation Fund also may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries, while the Global Total Return Fund generally is invested in issuers located in a number of different countries. In addition, the Global Asset Allocation Fund may invest in derivative instruments, such as futures, options and swaps, to a greater extent than the Global Total Return Fund. While the Global Asset Allocation Fund may invest up to 70% of its net assets in lower rated bonds, the Global Total Return Fund may invest no more than 15% of its net assets in lower rated bonds. The Global Asset Allocation Fund may invest in municipal securities to a greater extent than the Global Total Return Fund, while the Global Total Return Fund may invest in asset-backed securities to a greater extent than the Global Asset Allocation Fund.

         In addition to the Funds' principal investment strategies referred to above, the Funds may engage in a number of other investment techniques and practices. The table below summarizes both the principal and non-principal investment techniques and practices that the Funds can employ. The risks associated with the principal investment techniques and practices are described, together with their risks, in each Fund's Statement of Additional Information.

INVESTMENT TECHNIQUES/PRACTICES
.................................................................................................................
SYMBOLS    o Fund uses, or currently anticipates using   -- Permitted, but Fund does not currently
                                                            anticipate using
                                                                               GLOBAL TOTAL        GLOBAL ASSET
                                                                               RETURN FUND        ALLOCATION FUND

Debt Securities
   Asset-Backed Securities
     Collateralized Mortgage Obligations and Multiclass Pass-Through                O                    O
       Securities..................................................
     Corporate Asset-Backed Securities.............................                 O                    O
     Mortgage Pass-Through Securities..............................                 O                    O
     Stripped Mortgage-Backed Securities...........................                --                    O
   Corporate Securities............................................                 O                    O
   Loans and Other Direct Indebtedness.............................                 O                    O
   Lower Rated Bonds...............................................                 O                    O
   Municipal Bonds.................................................                 O                    O
   U.S. Government Securities......................................                 O                    O
   Variable and Floating Rate Obligations..........................                 O                    O
   Zero Coupon Bonds...............................................                 O                    O
Equity Securities..................................................                 O                    O
Foreign Securities Exposure
   Brady Bonds.....................................................                 O                    O
   Depositary Receipts.............................................                 O                    O
   Dollar-Denominated Foreign Debt Securities......................                 O                    O
   Emerging Markets................................................                 O                    O
   Foreign Securities..............................................                 O                    O
Forward Contracts..................................................                 O                    O
Futures Contracts..................................................                 O                    O
Indexed Securities.................................................                 O                    O
Inverse Floating Rate Obligations..................................                 O                    O
Investment in Other Investment Companies
   Open-End Funds..................................................                 O                    O
   Closed-End Funds................................................                 O                    O
Lending of Portfolio Securities....................................                 O                    O
Leveraging Transactions
   Bank Borrowings.................................................                --                   --
   Mortgage "Dollar-Roll" Transactions.............................                 O                    O
   Reverse Repurchase Agreements...................................                --                   --
Options
   Options on Foreign Currencies...................................                 O                    O
   Options on Futures Contracts....................................                 O                    O
   Options on Securities...........................................                 O                    O
   Options on Stock Indices........................................                 O                    O
   Reset Options...................................................                 O                    O
   "Yield Curve" Options...........................................                 O                    O
Repurchase Agreements..............................................                 O                    O
Short Sales........................................................                 O                    O
Short Term Instruments.............................................                 O                    O
Swaps and Related Derivative Instruments...........................                 O                    O
Temporary Borrowings...............................................                 O                    O
Temporary Defensive Positions......................................                 O                    O
"When-Issued" Securities...........................................                 O                    O
.................................................................................................................

6. HOW DO THE MANAGEMENT FEES AND OTHER EXPENSES OF THE TWO FUNDS COMPARE, AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE REORGANIZATION?

         The table below shows the annual operating expenses of the Funds. In the fiscal year ended October 31, 2002, the Global Total Return Fund paid a management fee of 0.84% of the Fund's average daily net assets. In the fiscal year ended August 31, 2002, the Global Asset Allocation Fund paid a management fee of 0.60% annually of its average daily net assets. Thus, the management fee rate for the Global Total Return Fund is, and after giving effect to the reorganization would remain, 40% higher based on average net assets than that of the Global Asset Allocation Fund.

         The Global Total Return Fund's "other expenses" for each class of shares were 26% lower than the Global Asset Allocation Fund's "other expenses." The net total annual operating expense ratio for each class of shares (except Class A shares) of the Global Total Return Fund was higher than that of the corresponding class of shares of the Global Asset Allocation Fund (due to its higher management fee). However, the expense ratio of each class of shares of the Global Asset Allocation Fund has increased as assets of that Fund have substantially declined over the last two years. In addition, the expense ratio of each class of shares of that Fund will likely increase further if assets of the Global Asset Allocation Fund continue to decline.

         The sales charges are the same for both Funds; however no initial sales charge will be charged to shareholders in connection with the reorganization of the Funds. In addition, the maximum amounts payable under the distribution plans, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for Class B and Class C are the same for both Funds. However, as indicated in the tables below, the Class A distribution fee of the Global Total Return Fund is 0.35%, lower than the Global Asset Allocation Fund's distribution fee, which is 0.50%.

         The pro forma post-reorganization net expenses of the Global Total Return Fund for the twelve months period ended October 31, 2002 are 2% lower for Class A shares (due primarily to a lower distribution fee), but 6% higher for Class B and Class C shares, and 11% higher for Class I shares, as compared to the corresponding class of shares of your Fund for the twelve month period ended October 31, 2002.

         The following tables summarize the maximum fees and expenses you may pay when investing in the Funds, expenses that the Global Total Return Fund and Global Asset Allocation Fund incurred in the twelve months ended October 31, 2002 and August 31, 2002, respectively, and pro forma expenses of the Global Total Return Fund after giving effect to the reorganization (assuming that the reorganization occurred on October 31, 2001).

                                                               Class A        Class B        Class C       Class I
Fees (fees paid directly from your investment)                  Shares        Shares         Shares         Shares
----------------------------------------------                  ------        ------         ------         ------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Global Asset Allocation Fund                                   4.75%           None           None           None
Global Total Return Fund                                       4.75%+          None           None           None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)
Global Asset Allocation Fund                                    None**       4.00%***         1.00%          None
Global Total Return Fund                                        None**       4.00%***         1.00%          None
----------

  + No sales charge would be paid on shares of the Global Total Return Fund issued in connection with this proposed reorganization.

 ** A contingent deferred sales charge of 1% is assessed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more or as part of a purchase through certain retirement plans.

*** 4.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter.

                                          ANNUAL FUND OPERATING EXPENSES
                                    (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                      Distribution                                Total Annual Fund
                             Management Fees        (12b-1) Fees(1)         Other Expenses      Operation Expenses(3)
                             ---------------        ---------------         --------------      ---------------------
Global Asset Allocation Fund
  Class A                         0.60%                  0.50%                   0.46%                  1.56%
  Class B                         0.60%                  1.00%                   0.46%                  2.06%
  Class C                         0.60%                  1.00%                   0.46%                  2.06%
  Class I                         0.60%                   None                   0.46%                  1.06%
Global Total Return Fund
  Class A                         0.84%                  0.35%                   0.34%                  1.53%
  Class B                         0.84%                  1.00%                   0.34%                  2.18%
  Class C                         0.84%                  1.00%                   0.34%                  2.18%
  Class I                         0.84%                   None                   0.34%                  1.18%
Global Total Return
(Pro Forma Combined)(2)
  Class A                         0.84%                  0.35%                   0.34%                  1.53%
  Class B                         0.84%                  1.00%                   0.34%                  2.18%
  Class C                         0.84%                  1.00%                   0.34%                  2.18%
  Class I                         0.84%                   None                   0.34%                  1.18%

----------
(1) Each Fund has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares and the services provided to you by your financial advisor (referred to as distribution and service fees). The maximum annual distribution and service fees under the plans are: 0.50% (0.35% for the Global Asset Allocation Fund) for Class A shares; 1.00% for Class B shares and
    Class C shares. Class I shares are not subject to a distribution or service fee.
(2) Assumes that the reorganization occurred on October 31, 2001.
(3) Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund also may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing a Fund's expenses. Any such fee reductions are not reflected in the table.

The above tables are provided to help you understand the expenses of investing in the Funds, including pro forma expenses of the Global Total Return Fund after giving effect to the reorganization, and your share of the operating expenses that each Fund incurs.

EXAMPLES

         The following examples translate the expense percentages shown in the preceding tables into dollar amounts. By doing this, you can more easily compare the cost of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and then, except as shown for Class B and Class C shares, redeem all your shares at the end of these periods. They also assume a 5% return on your investment each year and that a Fund's operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

                                              1 Year              3 Years             5 Years           10 Years
                                              ------              -------             -------           --------
GLOBAL ASSET ALLOCATION
  Class A                                      $626                 $944              $1,285             $2,243
  Class B+                                     $609                 $946              $1,308             $2,262*
  Class B+ (no redemption)                     $209                 $646              $1,108             $2,262*
  Class C                                      $309                 $646              $1,108             $2,390
  Class C (no redemption)                      $209                 $646              $1,108             $2,390
  Class I                                      $108                 $337               $ 585             $1,294
GLOBAL TOTAL RETURN
  Class A                                      $623                 $935              $1,270             $2,212
  Class B+                                     $621                 $982              $1,370             $2,349*
  Class B+(no redemption)                      $221                 $682              $1,170             $2,349*
  Class C                                      $321                 $682              $1,170             $2,513
  Class C (no redemption)                      $221                 $682              $1,170             $2,513
  Class I                                      $120                 $375               $ 649             $1,432
GLOBAL TOTAL RETURN
(PRO FORMA COMBINED)
  Class A                                      $623                 $935              $1,270             $2,212
  Class B+                                     $621                 $982              $1,370             $2,349*
  Class B+ (no redemption)                     $221                 $682              $1,170             $2,349*
  Class C                                      $321                 $682              $1,170             $2,513
  Class C (no redemption)                      $221                 $682              $1,170             $2,513
  Class I                                      $120                 $375               $ 649             $1,432

----------

* Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after purchase.

+ For purposes of determining the contingent deferred sales charge ("CDSC") applicable to Class B shares received by
  Global Asset Allocation Fund shareholders in the reorganization, such shares will be treated as having been acquired as of the dates the corresponding Class B shares of the Global Asset Allocation Fund were originally acquired. See "Information about the Reorganization - Description of the Reorganization Shares."

7.       HOW HAS THE GLOBAL TOTAL RETURN FUND PERFORMED?

         As shown in the tables below, the Global Total Return Fund outperformed your Fund for the 1-year, 3-year, 5-year and 10-year/since inception periods and in six of the last eight years.

                                ANNUAL TOTAL RETURN* (TOTAL INVESTMENT RETURN AT NAV)
                                       CLASS A SHARES YEAR ENDED DECEMBER 31,
                                                           2002         2001        2000         1999        1998
                                                           ----         ----        ----         ----        ----
Global Total Return Fund                                   0.03%      (6.82)%       1.42%       7.58%       18.00%
Global Asset Allocation Fund                              (7.70)%     (9.52)%      (2.35)%      17.93%       6.21%

                                                           1997         1996        1995         1994        1993
                                                           ----         ----        ----         ----        ----
Global Total Return Fund                                  13.22%       15.34%      20.29%      (3.07)%      21.50%
Global Asset Allocation Fund                              10.24%       15.23%      21.44%      [___]%**       N/A

----------
 * The performance information in the table above reflects reinvestment of dividends and other earnings, but does not reflect any applicable sales charges. The total returns for other classes of each Fund would have been lower than the returns of the Class A shares of such Fund because such other classes of shares have higher total annual expense ratios (except with respect to Class I shares which have a lower expense ratio than that of Class A shares).
** For the period from July 22, 1994 (commencement of investment operations) through December 31, 1994 (not annualized).

         AVERAGE ANNUAL RETURNS* AS OF DECEMBER 31, 2002 (LOAD ADJUSTED)
                                 CLASS A SHARES
                                                                    10 Years
                                            1 Year    5 Years    or Life of Fund
                                            ------    -------    ---------------
Global Total Return Fund
     Returns Before Taxes                  (4.72)%     2.71%        7.78%
     Returns After Taxes on Distributions  (5.31)%     1.04%        5.79%
     Returns After Taxes on
        Distributions and Sale of Class
        A Shares                           (2.85)%     1.78%        5.70%
Global Asset Allocation Fund
     Returns Before Taxes                  (12.08)%   (0.55)%      4.92%**
     Returns After Taxes on
        Distributions***                   (12.49)%   (2.29)%       2.58%
     Returns After Taxes on
        Distributions and Sale of
        Class A Shares***                   (7.42)%    (0.94)%      3.11%
----------
* The performance information in the table above reflects reinvestment of dividends and other earnings, and takes into account the deduction of the 4.75% maximum sales charge on Class A shares. The average annual total returns for other classes of each Fund would have been lower than the returns of the Class A shares because such other classes of shares have higher total annual expense ratios (except with respect to Class I shares which have a lower expense ratio than that of Class A shares).

** The Global Asset Allocation Fund commenced operations on July 22, 1994.

*** After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of each Fund's shares, and after-tax returns for each Fund's other classes of shares will vary from the returns shown.

         Of course, the Funds' past performance is not an indication of future performance. To review the Global Total Return Fund in more detail, please refer to the Global Total Return Fund's prospectus and most recent annual report, both of which are enclosed.

8.       WHAT ARE THE DIFFERENCES IN PORTFOLIO TURNOVER RATES OF THE TWO FUNDS?

         Portfolio turnover is a measure of how frequently a fund trades portfolio securities. Frequent trading of portfolio securities increases transaction costs, which could detract from a Fund's performance. Additionally, active and frequent trading may result in the realization and distribution to a Fund of higher capital gains, which would increase the tax liability for the Fund's shareholders who do not hold shares in tax-free accounts such as a 401(k) plan. During its last fiscal year, the Global Asset Allocation Fund had a portfolio turnover rate of 181% and the Global Total Return Funds' portfolio turnover rate was 72%.

9.       WHO MANAGES THE GLOBAL TOTAL RETURN FUND?

         The MFS Global Total Return Fund is managed by a team of portfolio managers comprised of Steven R. Gorham, a Senior Vice President of MFS, Barnaby Wiener, a Vice President of MFS and Matthew W. Ryan, also a Vice President of MFS. These individuals have been the Fund's portfolio managers since: Mr. Gorham ? 2000, Mr Wiener ? 2003, and Mr. Ryan ? 2002, and they have been employed in the MFS investment management area since: Mr. Gorham ? 1992, Mr. Wiener ? 1998, and Mr. Ryan ? 1997. Messrs. Gorham and Wiener are managers of the common stock portion of the Fund's portfolio. Mr. Ryan is the manager of the fixed income portion of the Fund's portfolio.

10.      HOW WILL THE REORGANIZATION HAPPEN?

         If the reorganization is approved, your Global Asset Allocation Fund shares will be converted to Global Total Return Fund shares, using the Funds' respective net asset value per share prices, excluding sales charges, as of the close of trading on or about August 25, 2003. This conversion will not affect the total dollar value of your investment.

11.      WILL THE REORGANIZATION HAVE TAX CONSEQUENCES?

         Although any taxable dividends and capital gain distributions will be paid prior to the reorganization, the reorganization itself is a non-taxable event for federal income tax purposes, and no additional gain or loss will need to be reported on your 2003 federal income tax return. The Global Asset Allocation Fund may reorganize net gains or losses and sales of any securities before the closing date. Any net gains so reorganized would increase the amount of proxy distribution that the Global Asset Allocation Fund must make to its shareholders on or before that date.

12.      WILL MY DIVIDEND BE AFFECTED BY THE REORGANIZATION?

         Currently, the Global Asset Allocation Fund pays substantially all of its net investment income (including any capital gains) annually. After the reorganization, you will receive distributions of any net investment income (including net short-term capital gains) semi-annually and any net realized capital gains annually. Except as described below, your distributions will continue to be either reinvested or paid in cash, according to the option you selected with the Global Asset Allocation Fund. Of course, the amount of these distributions will reflect the investment performance of the Global Total Return Fund.

         The Global Total Return Fund will not permit any Global Asset Allocation Fund shareholder holding certificates for Global Asset Allocation Fund shares at the time of the reorganization to receive cash dividends or other distributions, receive certificates for shares issued in the reorganization (referred to as "Reorganization Shares"), exchange Reorganization Shares for shares of other investment companies managed by MFS, or pledge or redeem Reorganization Shares until such certificates for Global Asset Allocation Fund shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

         If a shareholder is not for that reason permitted to receive cash dividends or other distributions on Reorganization Shares, the Global Total Return Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on Global Asset Allocation Fund shares in cash.

13. DO THE PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES OF THE TWO FUNDS DIFFER?

         No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other MFS funds, are identical.

         Both Funds currently offer Class A, B, C and I shares. Global Total Return Fund also offers Class R shares. Shares of both Funds may be purchased through investment dealers that have sales agreements with MFS Fund Distributors, Inc. ("MFD") at prices based on net asset value, plus varying sales charges, depending on the class and number of shares purchased. Reinvestment of distributions by the Funds are made at net asset value for all classes of shares.

         Shares of each Fund may be redeemed any day the New York Stock Exchange is open at their net asset value next determined after receipt by the Fund of a properly completed redemption request either directly by a Fund or through an investment dealer.

         Shares of both Funds may be exchanged for shares of the same class of certain other MFS funds.

14.      HOW WILL I BE NOTIFIED OF THE OUTCOME OF THE REORGANIZATION?

         If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares you are receiving and the procedures for surrendering your certificates if you have any. If the reorganization is not approved, the Trustees will consider other options

15.      WILL THE NUMBER OF SHARES I OWN CHANGE?

         Yes, but the total value of the shares of the Global Total Return Fund you receive will equal the total value of the shares of the Global Asset Allocation Fund that you hold at the time of the reorganization. Even though the net asset value per share of each Fund is different, the total value of a shareholder's holdings will not change as a result of the reorganization.

                                  RISK FACTORS

         WHAT ARE THE PRINCIPAL RISK FACTORS ASSOCIATED WITH AN INVESTMENT IN THE GLOBAL TOTAL RETURN FUND, AND HOW DO THEY COMPARE WITH THOSE FOR THE GLOBAL ASSET ALLOCATION FUND?

         Because the Funds share similar goals and policies, the risks of an investment in the Global Total Return Fund are similar to the risks of an investment in the Global Asset Allocation Fund. The Global Asset Allocation Fund is subject to the risks associated with the ability to concentrate its investments in a single issuer or a limited number of issuers or in a single country or a limited number of countries. The Global Asset Allocation Fund also may generally invest in derivative instruments to a greater extent than the Global Total Return Fund and, therefore, may be subject to the risks of such investments to a greater extent. The Global Total Return Fund may generally invest in asset-backed securities to a greater extent than the Global Asset Allocation Fund. In this regard, the Global Total Return Fund may be subject to the risks of such investments to a greater extent that the Global Asset Allocation Fund. A more detailed description of certain risks associated with an investment in each Fund is contained in each Fund's Prospectus. Each Fund is principally subject to the risks described below:

         o Allocation Risk: Each Fund will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, and among different countries based upon judgments made by MFS. A Fund could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

         o Foreign Securities: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

>> These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

>> Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

>> Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

             >> Foreign markets may be less liquid and more volatile than U.S. markets.

             >> Foreign securities often trade in currencies other than the U.S. dollar, and a Fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, a Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the Fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which a Fund enters the contract may fail to perform its obligations to the fund.

         o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

         o Market Risk: This is the risk that the price of a security held by each Fund will fall due to changing economic, political or market conditions or disappointing earnings results.

         o Company Risk: Prices of securities react to the economic condition of the company that issued the security. Each Fund's investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

         o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in each Fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in a Fund's portfolio will generally rise.

         o Maturity Risk: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a Fund's fixed income investments will affect the volatility of the Fund's share price.

         o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

         o Liquidity Risk: The fixed income securities purchased by the Funds may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on a Fund's performance.

         o   Junk Bond Risk:

             >> Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

             >> Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

         o   Mortgage Backed Securities Risk:

             >>  Maturity Risk:

             >> Mortgage-Backed Securities: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                 |X| When interest rates fall, homeowners are more likely to
                     prepay their mortgage loans. An increased rate of prepayments on a Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                 |X| When interest rates rise, homeowners are less likely to
                     prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

             >> Collateralized Mortgage Obligations: The Funds may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the Funds may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

             >> Credit Risk: As with any fixed income security, mortgage-backed securities are subject to the risk of default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. The U.S. government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

         o Active or Frequent Trading Risk: The Funds have engaged and may engage in active and frequent trading to achieve their principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the Funds' performance.

         o As with any mutual fund, you could lose money on your investment in a Fund.

         An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Other Investments. In addition to the Funds' main investment strategies described above, each Fund also may buy and sell the other types of investments indicated by the comparative chart on page __ above. The risks associated with the principal investment techniques and practices used by the Funds are summarized above. The non-principal investment techniques in which the Funds may engage are described, together with their risks, in each Fund's Statement of Additional Information.

                                     GENERAL

         This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Global Asset Allocation Fund into the Global Total Return Fund and the solicitation of proxies by and on behalf of the Trustees of the Global Asset Allocation Fund for use at the Special Meeting of Shareholders ("Meeting"). The Meeting is to be held on Friday, August 15, 2003 at 2:00 p.m. at 500 Boylston Street, 24th floor, Boston, Massachusetts 02116. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about July 2, 2003.

         Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Global Asset Allocation Fund's Secretary at the principal office of the Global Asset Allocation Fund, 500 Boylston Street, Boston, Massachusetts 02116) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Global Asset Allocation Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in Proposal 1 of the Notice of Meeting) to implement the reorganization of the Global Asset Allocation Fund by the transfer of its assets to the Global Total Return Fund in exchange for the Reorganization Shares and the assumption by the Global Total Return Fund of the liabilities of the Global Asset Allocation Fund.

         As of June 20, 2003, there were _____ shares of beneficial interest of the Global Asset Allocation Fund outstanding. Only shareholders of record on June 20, 2003 will be entitled to notice of and to vote at the Meeting. Each shareholder is entitled to one vote for each dollar of net asset value of shares held by that shareholder on that date (i.e., number of shares times net asset value per share), with fractional dollar amounts voting proportionately.

         The Trustees of the Global Asset Allocation Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trusts' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

          PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF REORGANIZATION
                AND RELATED AGREEMENT AND PLAN OF REORGANIZATION

         The shareholders of the Global Asset Allocation Fund are being asked to approve or disapprove a reorganization between the Global Asset Allocation Fund and the Global Total Return Fund pursuant to an Agreement and Plan of Reorganization between the Funds, dated as of May 20, 2003 (the "Agreement"), a copy of the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

         The reorganization is structured as a transfer of the assets of the Global Asset Allocation Fund to the Global Total Return Fund in exchange for the assumption by the Global Total Return Fund of the liabilities of the Global Asset Allocation Fund and for that number of the Class A, Class B, Class C and Class I Reorganization Shares, equal in total net asset value to the net value of assets transferred to the Global Total Return Fund, all as more fully described below under "Information about the Reorganization."

         After receipt of the Reorganization Shares, the Global Asset Allocation Fund will distribute the Class A Reorganization Shares to its Class A shareholders, the Class B Reorganization Shares to its Class B shareholders, the Class C Reorganization Shares to its Class C shareholders, and the Class I Reorganization Shares to its Class I shareholders, in proportion to their existing shareholdings in complete liquidation of the Global Asset Allocation Fund, and the legal existence of the Global Asset Allocation Fund as a separate series of MFS Series Trust I, a Massachusetts business trust, under Massachusetts law will be terminated as soon as reasonably practicable thereafter. Each shareholder of the Global Asset Allocation Fund will receive a number of full and fractional Class A, Class B, Class C or Class I Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Global Asset Allocation Fund shares of the same class.

         Prior to the date of the transfer (the "Exchange Date"), the Global Asset Allocation Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

         The Trustees of the Global Asset Allocation Fund have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the power of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the power of the outstanding voting securities of the Global Asset Allocation Fund. Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. The reorganization does not require the approval of the shareholders of the Global Total Return Fund.

         In the event that this proposal is not approved by the shareholders of the Global Asset Allocation Fund, you will continue to own your Global Asset Allocation Fund shares and the Global Asset Allocation Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees may consider such alternatives as may be in the best interests of its shareholders.

             BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

         The Board of Trustees of each Fund, including all Trustees who are not "interested persons" of the Funds, have determined that the reorganization would be in the best interests of each Fund, and that the interests of existing shareholders of each of the Funds would not be diluted as a result of effecting the reorganization. The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders. The Global Total Return Fund and the Global Asset Allocation Fund have separate Boards of Trustees.

         As discussed above, while not identical, the Global Total Return Fund and the Global Asset Allocation Fund have substantially similar investment policies, each investing a significant portion of their assets in a combination of equity and debt securities of U.S. and non-U.S. issuers.

         In light of the similarity of the Funds, MFS, advised the Board of Trustees of each Fund that combining the Funds would be in the best interests of shareholders of both Funds. The Board of Trustees of the Global Asset Allocation Fund believes that the proposed reorganization will be advantageous to the Fund's shareholders for several reasons and considered the following matters, among others, in unanimously approving the proposal:

         1. The assets of the Global Asset Allocation Fund have declined over the last two years at a rate of 20-25% per year;

         2. The decline in the assets of the Global Asset Allocation Fund has made the Fund more difficult to manage efficiently and has resulted in higher operating expenses for the Fund;

         3. The proposed reorganization offers Global Asset Allocation Fund shareholders the opportunity to move their assets into a substantially similar fund that has a larger asset base, which should provide greater opportunities for diversifying investments and realizing economies of scale;

         4. The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by the Global Asset Allocation Fund or its shareholders for income tax purposes as a result of the transaction; and

         5. Although past performance is not an indication of future performance, the Global Total Return Fund has a better long-term performance record than the Global Asset Allocation Fund.

         The Board of Trustees of the Global Total Return Fund considered that the reorganization presents an opportunity for the Global Total Return Fund to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities. The Trustees also considered that the expenses the Global Total Return Fund would incur as a result of the reorganization were reasonable in relation to the benefits the Global Total Return Fund would realize as a result of the transaction. The Trustees believe that the Global Total Return Fund shareholders could, over time, also benefit from improved diversification and potentially lower expenses (see "Synopsis, question 6" for a discussion of expenses) as a result of the reorganization.
         The Boards of Trustees of both Funds also considered that MFS could benefit from the reorganization. For example, MFS might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two.

         The Board of Trustees also considered the relative expense ratios of each class of shares of the Funds and noted that the total expense ratio of each class of shares (except Class A shares) of the Global Total Return Fund is higher than that of the corresponding class of shares of the Global Asset Allocation Fund. The Board of Trustees also noted that MFS's management fee rate is higher for managing the assets of the Global Total Return Fund. The Trustees noted, however, that the total expense ratio of each class of shares of the Global Asset Allocation Fund has been increasing over the last two years and would likely increase further if assets of that Fund continue to decrease, while the assets and total expense ratios of the Global Total Return Fund have remained relatively stable. The Trustees also noted that the combined Fund has a greater opportunity for realizing economies of scale.

         Based on their review and MFS's advice, the Board of Trustees of each Fund has unanimously approved the proposal.

         Exchange without recognition of gain or loss for federal income tax purposes. If a Global Asset Allocation Fund shareholder were to redeem his or her shares to invest in another fund, like the Global Total Return Fund, gain or loss generally would be recognized by that shareholder for federal income tax purposes. Also, if the Global Asset Allocation Fund were liquidated or were reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders. By contrast, the proposed reorganization will permit the Global Asset Allocation Fund's shareholders to exchange their investment for an investment in the Global Total Return Fund without recognition of gain or loss for federal income tax purposes. After the reorganization, shareholders will be free to redeem any or all of the Global Total Return Fund shares at net asset value at any time, at which point a taxable gain or loss would be recognized.

                      INFORMATION ABOUT THE REORGANIZATION

         Agreement and Plan of Reorganization and Termination. The proposed reorganization will be governed by an Agreement and Plan of Reorganization and Termination. The Agreement provides that the Global Total Return Fund will acquire the assets of the Global Asset Allocation Fund in exchange for the assumption by the Global Total Return Fund of all liabilities of the Global Asset Allocation Fund and for the issuance of Class A, Class B, Class C and Class I Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day following the time as of which the Funds' shares are valued for determining net asset value for the reorganization (4:00 p.m. Boston time on August 22, 2003 or such other date as may be agreed upon by the parties). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, a form of which is attached as Exhibit A to this Prospectus/Proxy Statement.

         The Global Asset Allocation Fund will sell its assets to the Global Total Return Fund, and in exchange, the Global Total Return Fund will assume all liabilities of the Global Asset Allocation Fund and deliver to the Global Asset Allocation Fund (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of assets of the Global Asset Allocation Fund attributable to its Class A shares, less the value of the liabilities of the Global Asset Allocation Fund assumed by the Global Total Return Fund attributable to such Class A shares; (ii) a number of full and fractional Class B Reorganization Shares having a net asset value equal to the value of assets of the Global Asset Allocation Fund attributable to its Class B shares, less the value of the liabilities of the Global Asset Allocation Fund assumed by the Global Total Return Fund attributable to such Class B shares;
(iii) a number of full and fractional Class C Reorganization Shares having a net asset value equal to the value of assets of the Global Asset Allocation Fund attributable to its Class C shares, less the value of the liabilities of the Global Asset Allocation Fund assumed by the Global Total Return Fund attributable to such Class C shares; and (iv) a number of full and fractional Class I Reorganization Shares having a net asset value equal to the value of assets of the Global Asset Allocation Fund attributable to its Class I shares, less the value of the liabilities of the Global Asset Allocation Fund assumed by the Global Total Return Fund attributable to such Class I shares.

         Immediately following the Exchange Date, the Global Asset Allocation Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the Global Asset Allocation Fund, with Class A Reorganization Shares being distributed to holders of Class A shares of the Global Asset Allocation Fund, Class B Reorganization Shares being distributed to holders of Class B shares of the Global Asset Allocation Fund, Class C Reorganization Shares being distributed to holders of Class C shares of the Global Asset Allocation Fund and Class I Reorganization Shares being distributed to holders of Class I shares of the Global Asset Allocation Fund. As a result of the proposed transaction, each holder of Class A, Class B, Class C and Class I shares of the Global Asset Allocation Fund will receive a number of Class A, Class B, Class C and Class I Reorganization Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B, Class C and Class I shares, respectively, of the Global Asset Allocation Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Global Total Return Fund in the name of such Global Asset Allocation Fund shareholders, each account representing the respective number of full and fractional Class A, Class B, Class C and Class I Reorganization Shares due such shareholder. New certificates for Reorganization Shares will be issued only upon written request.

         The Trustees of each Fund have determined that the interests of each Fund's shareholders will not be diluted as a result of the transactions contemplated by the reorganization and that the proposed reorganization is in the best interests of each Fund.

         The consummation of the reorganization is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date by mutual consent of the Global Total Return Fund and the Global Asset Allocation Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

         The fees and expenses for the transaction are estimated to be approximately $81,000. Each Fund shall bear its own fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) and other similar expenses incurred in connection with the consummation of the transactions contemplated by the Agreement.

         Description of the Reorganization Shares. Reorganization Shares will be issued to the Global Asset Allocation Fund's shareholders in accordance with the procedure under the Agreement as described above. The Reorganization Shares are Class A, Class B, Class C and Class I shares of the Global Total Return Fund. Investors purchasing Class A shares pay a sales charge at the time of purchase, but Global Asset Allocation Fund shareholders receiving Class A Reorganization Shares in the reorganization will not pay a sales charge on such shares. Class A shares of the Global Total Return Fund generally are not subject to redemption fees, but such shares are subject to a Rule 12b-1 fee at the annual rate of up to 0.35% of the Fund's average daily net assets attributable to Class A shares. Class B shares of the Global Total Return Fund are sold without a sales charge, but are subject to a CDSC of up to 4% if redeemed within six years of purchase. For purposes of determining the CDSC payable on redemption of Class B Reorganization Shares received by holders of Class B shares of the Global Asset Allocation Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Global Asset Allocation Fund. Class B shares are also subject to a Rule 12b-1 fee at the annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately eight years after purchase. Class C shares of the Global Total Return Fund are sold without a sales charge, but are subject to a CDSC of 1% if redeemed within the first year of purchase. For purposes of determining the CDSC payable on redemption of Class C Reorganization Shares received by holders of Class C shares of the Global Asset Allocation Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class C shares of the Global Asset Allocation Fund. Class C shares are also subject to a Rule 12b-1 fee at the annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class C shares. Class I shares are sold without a sales charge and are not subject to a Rule 12b-1 fee. Class I shares are available exclusively to certain investors.

         Each of the Reorganization Shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Reorganization Shares will have the conversion rights specified above. The [Amended and Restated] Declaration of Trust (the "Declaration of Trust") of MFS Series Trust VI, of which the Global Total Return Fund is a series, permits the Fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Global Total Return Fund's shares are currently divided into five classes - Class A, Class B, Class C, Class I and Class R shares.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Global Total Return Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Global Total Return Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Global Total Return Fund or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Global Total Return Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Global Total Return Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Global Asset Allocation Fund are currently subject to this same risk of shareholder liability.

         Federal Income Tax Consequences. As a condition to each Fund's obligation to consummate the reorganization, each Fund will receive an opinion from Kirkpatrick & Lockhart LLP, counsel to the Funds (which opinion will be based on certain factual representations and assumptions and subject to certain qualifications), substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations, rulings, and interpretations thereof, all as in force as of the date of the opinion, for federal income tax purposes:

         (a) The Global Total Return Fund's acquisition of the Global Asset Allocation Fund's assets in exchange solely for Reorganization Shares and its assumption of the liabilities, followed by the Global Asset Allocation Fund's distribution of the Reorganization Shares in complete liquidation pro rata to the Global Asset Allocation Fund's shareholders constructively in exchange for their Global Asset Allocation Fund shares, will qualify as a "reorganization" (as defined in Section 368(a) of the Code), and each Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (b) The Global Asset Allocation Fund will recognize no gain or loss on the transfer of its assets to the Global Total Return Fund in exchange solely for Reorganization Shares and the Global Total Return Fund's assumption of its liabilities or on the subsequent distribution of those shares to the Global Asset Allocation Fund's shareholders in constructive exchange for their Global Asset Allocation Fund shares;

         (c) The Global Total Return Fund will recognize no gain or loss on its receipt of the transferred assets in exchange solely for Reorganization Shares and its assumption of the liabilities;

         (d) The Global Total Return Fund's basis of the transferred assets will be, in each instance, the same as the Global Asset Allocation Fund's basis therein immediately before the reorganization;

         (e) The Global Total Return Fund's holding period for the transferred assets will include, in each instance, the Global Asset Allocation Fund's holding period therefor;

         (f) A Global Asset Allocation Fund shareholders will recognize no gain or loss on the constructive exchange of all its Global Asset Allocation Fund shares solely for Reorganization Shares pursuant to the reorganization;

         (g) The Global Asset Allocation Fund shareholder's aggregate basis in the Reorganization Shares it receives in the reorganization will be the same as the aggregate basis in its Global Asset Allocation Fund shares it constructively surrenders in exchange for those Reorganization Shares, and its holding period for those Reorganization Shares will include, in each instance, its holding period for those Global Asset Allocation Fund shares, provided it holds such Global Asset Allocation Fund shares as capital assets on the Exchange Date.

Notwithstanding paragraphs (b) and (d) above, the Agreement provides that the tax opinion may state that no opinion is expressed as to the effect of the reorganization on the Funds or any Global Asset Allocation Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Each Fund has agreed to make and provide additional representations to tax counsel with respect to each Fund, that are reasonably requested by tax counsel. A Fund may not waive in any material respect the receipt of the tax opinions as a condition to confirmations and the reorganization.

         Additional Tax Considerations. [As of August 31, 2002, the Global Asset Allocation Fund had capital loss carryovers of approximately $11,405,613, which expire as follows: August 31, 2010. Capital loss carryovers are used to reduce the amount of realized capital gains that a Fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.]

         [If the reorganization occurs, the Global Total Return Fund's ability to use the Global Asset Allocation Fund's capital loss carryovers to offset future realized capital gains will be subject to limitations that may, in certain circumstances, result in the expiration of a portion of these carryovers before they can be used.]

         Capitalization. The following table shows the capitalization of the Funds as of October 31, 2002, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

                                            Global Total Return        Global Asset        Pro Forma Combined
                                                   Fund              Allocation Fund             Fund*
                                            -------------------      ---------------       ------------------
Net assets (000's omitted)
  Class A                                        $213,983                $58,564               $272,546
  Class B                                        $ 84,729                $48,115               $132,844
  Class C                                        $ 35,660                $12,150               $ 47,810
  Class I                                        $  1,540                $     0+              $  1,540
  Shares outstanding (000's omitted)
  Class A                                          18,751                  4,437                 23,883
  Class B                                           7,414                  3,637                 11,624
  Class C                                           3,129                    920                  4,195
  Class I                                             135                      0++                  135
  Net asset value per share
  Class A                                        $  11.41                 $13.20                 $11.41
  Class B                                        $  11.43                 $13.10                 $11.43
  Class C                                        $  11.40                 $13.10                 $11.40
  Class I                                        $  11.42                 $13.92                 $11.42

----------

 * If the reorganization had taken place on October 31, 2002, the Global Asset Allocation Fund would have received 5,132,648, 4,209,571, 1,065,816 and 8 Class A, B, C and I shares, respectively, of the Global
   Total Return Fund, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the Global Asset Allocation Fund will receive on the
   Exchange Date. The foregoing is merely an example of what the Global Asset Allocation Fund would have received and distributed had the reorganization been consummated on October 31, 2002, and should not be relied upon to reflect the amount that will actually be received on or after the Exchange Date.

 + Net assets less than $500.00.

++ Number of shares less than 500.

         Unaudited pro forma combined financial statements of the Funds as of October 31, 2002 and for the twelve month period then ended are included in the Statement of Additional Information relating to the proposed reorganization. Because the Agreement provides that the Global Total Return Fund will be the surviving Fund following the reorganization and because the Global Total Return Fund's investment objectives and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the Global Asset Allocation Fund to the Global Total Return Fund as contemplated by the Agreement.

         THE TRUSTEES OF THE GLOBAL ASSET ALLOCATION FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT.

                               VOTING INFORMATION

         Required Vote. Proxies are being solicited from the Global Asset Allocation Fund's shareholders by its Trustees for the Meeting to be held on Friday, August 15, 2003 at 2:00 p.m. at 500 Boylston St., 24th floor, Boston, Massachusetts 02116, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a "majority of the outstanding voting securities" of the Global Asset Allocation Fund entitled to vote. Under the Investment Company Act of 1940, as amended, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the power of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the power of the outstanding voting securities.

         Record Date, Quorum and Method of Tabulation. Shareholders of record of the Global Asset Allocation Fund at the close of business on June 20, 2003 (the "record date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the power of the shares of the Global Asset Allocation Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.

         Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Global Asset Allocation Fund as the vote tabulator for the Meeting. The vote tabulator will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulator will count shares represented by proxies that are marked with an abstention or that reflect "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions and broker non-votes have the effect of a negative vote on the proposal.

         As of June 20, 2003, the officers and Trustees of the Global Asset Allocation Fund as a group beneficially owned less than 1% of any class of the outstanding shares of the Global Asset Allocation Fund. To the best of the knowledge of the Global Asset Allocation Fund, the following shareholders owned of record or beneficially 5% or more of the following classes of the Global Asset Allocation Fund's outstanding shares:

              SHAREHOLDER NAME        PERCENTAGE
     CLASS      AND ADDRESS             OWNED        PRO FORMA PERCENTAGE OWNED
     -----    ----------------        ----------     --------------------------
                                          %                      %

         The votes of the shareholders of the Global Total Return Fund are not being solicited, because their approval or consent is not necessary for this transaction. As of June 20, 2003, the officers and Trustees of the Global Total Return Fund as a group beneficially owned less than 1% of the outstanding shares of the Global Total Return Fund. To the best of the knowledge of the Global Total Return Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Global Total Return Fund:

              SHAREHOLDER NAME        PERCENTAGE
     CLASS      AND ADDRESS             OWNED        PRO FORMA PERCENTAGE OWNED
     -----    ----------------        ----------     --------------------------
                                          %                      %

         Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees and employees of MFS, MFD and MFS Service Center, Inc. may solicit proxies in person or by telephone. In addition, the Global Asset Allocation Fund has retained at its own expense Georgeson Shareholder Communications, Inc. to aid in the solicitation of instructions for nominee and registered accounts for a fee of $34,000, plus reasonable out-of-pocket expenses for proxy solicitation services. The Global Asset Allocation Fund may also arrange to have votes recorded by telephone. The telephonic voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Shareholders would be asked for their Social Security numbers or other identifying information. The shareholders would then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll-free number will be available in the event the information in the confirmation is incorrect.

         Shareholders have the opportunity to vote via the Internet as directed on your proxy card. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet, you will need the "control" number that appears on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

         Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals.

         Revocation of Proxies. Proxies, including proxies given by telephone or via the internet may be revoked at any time before they are voted, by a written revocation received by the Secretary of the Global Asset Allocation Fund, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

         Shareholder Proposals. The Global Asset Allocation Fund does not hold annual shareholder meetings. If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Fund's shareholders at the next meeting of shareholders should send the proposal to Global Asset Allocation Fund, c/o Stephen E. Cavan, Secretary, at 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, so as to be received within a reasonable time before the Board of Trustees of Global Asset Allocation Fund makes the solicitation relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Global Asset Allocation Fund's proxy materials. Including shareholder proposals in proxy materials is subject to limitations under federal securities laws.

         Adjournment. If sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Global Asset Allocation Fund pays the costs of any additional solicitation and of any adjourned session.

                                  MISCELLANEOUS

INDEPENDENT AUDITORS

         The audited financial statements of the Global Asset Allocation Fund and the Global Total Return Fund for the fiscal periods ended August 31, 2002 and October 31, 2002, respectively, included in the Statements of Additional Information, have been audited by Ernst & Young LLP, independent auditors, whose reports thereon are included in the respective Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal years ended August 31, 2002 and October 31, 2002, respectively. The financial statements audited by Ernst & Young LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

         The Global Asset Allocation Fund and the Global Total Return Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington D.C. 20549 and 233 Broadway, New York, NY 10279. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the Commission's website (http://www.sec.gov).

OTHER BUSINESS

         Management of Global Asset Allocation Fund knows of no business other than the matters specified above which will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Global Asset Allocation Fund, in care of MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, MA 02111-1738, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

July 2, 2003

MFS GLOBAL ASSET ALLOCATION FUND, a series of
MFS SERIES TRUST I
500 Boylston Street
Boston, MA 02116

                                   APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 20th day of May, 2003, by and between MFS Series Trust I, a Massachusetts business trust ("Trust I"), on behalf of MFS Global Asset Allocation Fund, a segregated portfolio of assets ("series") thereof (the "Acquired Fund"), and MFS Series Trust VI, a Massachusetts business trust ("Trust VI"), on behalf of MFS Global Total Return Fund, a series thereof (the "Surviving Fund"), each with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) (the "Regulations") of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of (1) the transfer of the assets of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the liabilities of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest, no par value ("shares"), in the Surviving Fund (the "Reorganization Shares"), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein and (3) the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the "Reorganization").

All representations, warranties, covenants and obligations of the Surviving Fund and the Acquired Fund (each a "Fund") contained herein shall be deemed to be representations, warranties, covenants and obligations of Trust VI and Trust I, respectively, acting on behalf of the Surviving Fund and the Acquired Fund, respectively, and all rights and benefits created hereunder in favor of the Surviving Fund and the Acquired Fund shall inure to, and shall be enforceable by, Trust VI and Trust I, respectively, acting on behalf of the Surviving Fund and the Acquired Fund, respectively.

The Acquired Fund's shares are divided into four classes, designated Class A, Class B, Class C and Class I shares (the "Class A Acquired Fund Shares," "Class B Acquired Fund Shares," "Class C Acquired Fund Shares" and "Class I Acquired Fund Shares," respectively, and collectively, the "Acquired Fund Shares"). The Surviving Fund's shares are divided into five classes, including four classes designated Class A, Class B, Class C and Class I shares (the "Class A Reorganization Shares," "Class B Reorganization Shares," "Class C Reorganization Shares" and "Class I Reorganization Shares," respectively), which four classes are the only classes of the Surviving Fund's shares involved in the Reorganization and thus included in the term "Reorganization Shares." Each class of Acquired Fund Shares is substantially similar to the corresponding class of Reorganization Shares, i.e., the Funds' Class A, Class B, Class C and Class I shares correspond to each other.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       THE REORGANIZATION

1.1 The Acquired Fund will transfer to the Surviving Fund all of its assets (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Date (as defined in paragraph 2.1 hereof) prepared in accordance with generally accepted accounting principles consistently applied, certified by Trust I's Treasurer or Assistant Treasurer and delivered by Trust I to Trust VI pursuant to paragraph 5.6 hereof (the "Statement of Assets and Liabilities") (collectively, the "Assets"), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund as set forth in the Statement of Assets and Liabilities (collectively, the "Liabilities") and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Fund shareholders of record determined as of the close of business on the Valuation Date (the "Acquired Fund Shareholders"), of the number of full and fractional (rounded to the [___] decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the "Closing").

1.2 The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities or other assets.

1.3 On or as soon after the closing date established in paragraph 3.1 hereof (the "Closing Date") as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof pro rata to the Acquired Fund Shareholders in actual or constructive exchange for their Acquired Fund Shares. Such liquidation and distribution will be accomplished by the transfer of the Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the [___] decimal place) Reorganization Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of Class A Acquired Fund Shares shall be credited with the respective pro rata number of Class A Reorganization Shares due that shareholder, the account for each Acquired Fund Shareholder of Class B Acquired Fund Shares shall be credited with the respective pro rata number of Class B Reorganization Shares due that shareholder, and so on). The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

1.4 Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares shall surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to the Acquired Fund prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer evidence ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

1.5 Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

1.6 The Acquired Fund shall be terminated promptly following the Liquidation
Date.

2.       VALUATION
2.1 The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business on the last business day preceding the Closing Date (the "Valuation Date"). The net asset value of each class of the Reorganization Shares shall be computed by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Surviving Fund, in the manner set forth in Trust VI's Amended and Restated Declaration of Trust ("Trust VI's Declaration of Trust") or By-laws and the Surviving Fund's then-current prospectus and statement of additional information, to not less than two decimal places. The net value of the Assets shall be computed by the Custodian, as custodian and pricing agent for the Acquired Fund, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, in the manner set forth in Trust I's Amended and Restated Declaration of Trust ("Trust I's Declaration of Trust") or By-laws and the Acquired Fund's then-current prospectus and statement of additional information. The determinations of the Custodian shall be conclusive and binding on all parties in interest.

2.2 The number of each class of Reorganization Shares (including fractional shares, if any, rounded to the [___] decimal place) the Surviving Fund shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Class A Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the "Acquired Fund Value") attributable to the Class A Acquired Fund Shares by the net asset value of a Class A Reorganization Share (computed as set forth in such paragraph), (b) the number of Class B Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the net asset value of a Class B Reorganization Share (as so computed), (c) the number of Class C Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class C Acquired Fund Shares by the net asset value of a Class C Reorganization Share (as so computed), and (d) the number of Class I Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class I Acquired Fund Shares by the net asset value of a Class I Reorganization Share (as so computed).

2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Surviving Fund and the Acquired Fund, as applicable.

3. CLOSING AND CLOSING DATE

3.1 The Closing Date shall be as soon as practicable after the Reorganization is approved by shareholders of the Acquired Fund, but in no event later than September 30, 2003. The Closing shall be held at 8:00 a.m., Boston time, at the offices of Trust VI, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities shall be delivered by the Acquired Fund to the Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of "State Street Bank and Trust Company, Custodian for the MFS Global Total Return Fund" or in the name of any successor organization.

3.3 If on the proposed Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before September 30, 2003, this Agreement may be terminated by either Fund upon the giving of written notice to the other.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder, all as of the close of business on the Valuation Date (the "Shareholder List"). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares to be credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund's account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

4.1 Trust I, on behalf of the Acquired Fund, represents and warrants to Trust VI, on behalf of the Surviving Fund, as follows:

          (a) Trust I is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out this Agreement. Neither Trust I nor the Acquired Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by Trust I, subject to the approval of the shareholders of the Acquired Fund. Trust I has all necessary federal, state and local authorizations to own all of the properties and assets of Trust I and to carry on its business as now being conducted. Before January 1, 1997, Trust I "claimed" classification for federal tax purposes as an association taxable as a corporation and has not elected otherwise since;

          (b) Trust I is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect; and the Acquired Fund is a duly established and designated series thereof;

          (c) Trust I is not, and the execution, delivery and performance of this Agreement by Trust I will not result, in violation of any provision of Trust I's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust I is a party or by which Trust I or the Acquired Fund is bound;

          (d) Trust I has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

          (e) Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquired Fund or any of its properties or assets. Trust I knows of no facts that might form the basis for the institution of such proceedings, and Trust I is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of August 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets for the years ended August 31, 2002 and August 31, 2001 (copies of which have been furnished to the Surviving Fund) have been audited by Ernst & Young LLP, independent accountants, and present fairly in all material respects the financial position of the Acquired Fund as of August 31, 2002 and the results of its operations and changes in net assets for the respective stated periods in accordance with generally accepted accounting principles consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

          (g) Since August 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For the purposes of this subparagraph (g), a decline in net asset value per Acquired Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Acquired Fund, or a distribution or a payment of dividends shall not constitute a material adverse change;

          (h) At the date hereof and at the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

          (i) The Acquired Fund is a "fund" as defined in Section 851(g)(2) of the Code; it has qualified for treatment as a regulated investment company under Subchapter M of the Code (a "RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; it will invest the Assets at all times through the Closing Date in a manner that ensures compliance with the foregoing; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

          (j) The authorized capital of Trust I consists of an unlimited number of shares, divided into twelve series and, with respect to the Acquired Fund, into four classes at the date hereof. All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by Trust I. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. Trust I does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

          (k) Except as previously disclosed to the Surviving Fund, at the Closing Date Trust I will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

          (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust I (with the exception of the approval of this Agreement by the Acquired Fund's shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund), and this Agreement constitutes a valid and binding obligation of Trust I enforceable in accordance with its terms, subject to the approval of such shareholders;

          (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

          (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement (as defined in paragraph 5.7 hereof) (other than written information furnished by the Surviving Fund for inclusion therein, as covered by Trust VI's representation and warranty in paragraph 4.2(n) hereof), on the effective date of the Registration Statement, on the date of the Meeting (as defined in paragraph 5.2 hereof) and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

          (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust I, on behalf of the Acquired Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts"), and such as may be required under state securities laws;

          (p) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Fund;

          (q) The current prospectus and statement of additional information of the Acquired Fund, each dated January 1, 2003, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (r) From the date it commenced operations through the Closing Date, the Acquired Fund has conducted and shall conduct its "historic business" (within the meaning of Section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; before the Closing Date the Acquired Fund shall not (1) dispose of and/or acquire any assets (a) solely for the purpose of satisfying the Surviving Fund's investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC, or (2) otherwise change its historic investment policies; and Trust I believes, based on its review of each Fund's investment portfolio, that most of the Acquired Fund's assets are consistent with the Surviving Fund's investment objective and policies and thus can be transferred to and held by the Surviving Fund if this Plan is approved by the Acquired Fund's shareholders;

          (s) The Acquired Fund incurred the Liabilities in the ordinary course of its business;

          (t) The Acquired Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in Section 368(a)(3)(A) of the Code);

          (u) During the five-year period ending on the Closing Date, (1) neither the Acquired Fund nor any person "related" (within the meaning of Section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Trust VI's shares attributable to the Surviving Fund (sometimes referred to below as the "Surviving Fund Shares") or Acquired Fund Shares, except for shares redeemed in the ordinary course of the Acquired Fund's business as a series of an open-end investment company as required by Section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Acquired Fund Shares, other than normal, regular dividend distributions made pursuant to the Acquired Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of Section 561 of the Code) referred to in Sections 852(a)(1) and 4982(c)(1)(A) of the Code; and

          (v) Not more than 25% of the value of the Acquired Fund's total assets (excluding cash, cash items and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

4.2 Trust VI, on behalf of the Surviving Fund, represents and warrants to Trust I, on behalf of the Acquired Fund, as follows:

          (a) Trust VI is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out this Agreement. Neither Trust VI nor the Surviving Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by Trust VI. Trust VI has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted. Before January 1, 1997, Trust VI "claimed" classification for federal tax purposes as an association taxable as a corporation and has not elected otherwise since;

          (b) Trust VI is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Surviving Fund is a duly established and designated series thereof;

          (c) The current prospectus and statement of additional information of the Surviving Fund, each dated March 1, 2003, as supplemented and updated from time to time (collectively, the "Surviving Fund Prospectus"), and the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein as covered by Trust I's representation and warranty in paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (d) At the Closing Date, Trust VI will have good and marketable title to the assets of the Surviving Fund;

          (e) Trust VI is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of Trust VI's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust VI is a party or by which Trust VI or the Surviving Fund is bound;

          (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Surviving Fund or any of its properties or assets, except as previously disclosed in writing to the Acquired Fund. Trust VI knows of no facts that might form the basis for the institution of such proceedings, and Trust VI is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction herein contemplated;

          (g) The statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of October 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets for the years ended October 31, 2002 and October 31, 2001 (copies of which have been furnished to the Acquired Fund) have been audited by Ernst & Young LLP, independent auditors, and present fairly in all material respects the financial position of the Surviving Fund as of October 31, 2002 and the results of its operations and changes in net assets for the respective stated periods in accordance with generally accepted accounting principles consistently applied, and there are no known actual or contingent liabilities of the Surviving Fund as of the respective dates thereof not disclosed therein;

          (h) Since October 31, 2002, there has not been any material adverse change in the Surviving Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (h), a decline in net asset value per Surviving Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

          (i) At the date hereof and at the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Surviving Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Surviving Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

          (j) The Surviving Fund is a "fund" as defined in Section 851(g)(2) of the Code; it has qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; it intends to meet all such requirements for its next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

          (k) The authorized capital of Trust VI consists of an unlimited number of shares, divided into three series and, with respect to the Surviving Fund, into five classes, at the date hereof. All issued and outstanding Surviving Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by Trust VI. Trust VI does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any such shares;

          (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust VI, and this Agreement constitutes a valid and binding obligation of Trust VI enforceable in accordance with its terms;

          (m) The Reorganization Shares to be issued and delivered to Trust I pursuant to the terms of this Agreement will have been duly authorized at the Closing Date and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares and will be fully paid and nonassessable by Trust VI;

          (n) The information to be furnished by the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

          (o) Trust VI agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

          (p) All of Trust VI's issued and outstanding Surviving Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

          (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust VI, on behalf of the Surviving Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the Acts and such as may be required under state securities laws;

          (r) No consideration other than Reorganization Shares (and the Surviving Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (s) The Surviving Fund has no plan or intention to issue additional shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Surviving Fund, or any person "related" (within the meaning of Section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning on the Closing Date, either directly or through any transaction, agreement or arrangement with any other person -- with consideration other than Surviving Fund Shares, any Reorganization Shares issued to the Acquired Fund Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by Section 22(e) of the 1940 Act;

          (t) Following the Reorganization, the Surviving Fund (1) will continue the Acquired Fund's "historic business" (within the meaning of Section 1.368-1(d)(2) of the Regulations) or (2) will use a significant portion of the Acquired Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the Regulations) in a business;

          (u) There is no plan or intention for the Surviving Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (as defined in Section 851(g)(2) of the Code) following the Reorganization;

          (v) Immediately after the Reorganization, (1) not more than 25% of the value of the Surviving Fund's total assets (excluding cash, cash items and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

          (w) The Surviving Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Acquired Fund; and

          (x) During the five-year period ending on the Closing date, neither the Surviving Fund nor any person "related" (within the meaning of Section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Fund Shares with consideration other than Surviving Fund Shares.

4.3 Trust I, on behalf of the Acquired Fund, and Trust VI, on behalf of the Surviving Fund, each represents and warrants to the other as follows:

          (a) The fair market value of the Reorganization Shares each Acquired Fund Shareholder receives will be approximately equal to the fair market value of the Acquired Fund Shares it constructively surrenders in exchange therefor;

          (b) Its management (1) is unaware of any plan or intention of Acquired Fund Shareholders to redeem, sell or otherwise dispose of (a) any portion of their Acquired Fund Shares before the Reorganization to any person "related" (within the meaning of Section 1.368-1(e)(3) of the Regulations) to either Fund or (b) any portion of the Reorganization Shares they receive in the Reorganization to any person "related" (within such meaning) to the Surviving Fund, (2) does not anticipate dispositions of the Reorganization Shares at the time of or soon after the Reorganization to significantly exceed the usual rate and frequency of dispositions of shares of the Acquired Fund as a series of an open-end investment company and (3) does not anticipate that there will be extraordinary redemptions of Reorganization Shares immediately following the Reorganization;

          (c) Each Acquired Fund Shareholder will pay his or her own expenses (including fees of personal investment or tax advisers for advice regarding the Reorganization), if any, he or she incurs in connection with the Reorganization;

          (d) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by the Surviving Fund and those to which the Assets are subject;

          (e) There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

          (f) Pursuant to the Reorganization, the Acquired Fund will transfer to the Surviving Fund, and the Surviving Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, the Acquired Fund held immediately before the Reorganization. For the purposes of the foregoing, any amounts the Acquired Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except
     (1) redemptions in the ordinary course of its business required by Section 22(e) of the 1940 Act and (2) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under Section 4982 of the Code) will be included as assets it held immediately before the Reorganization;

          (g) None of the compensation received by any Acquired Fund Shareholder who is an employee of or service provider to the Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that shareholder held; none of the Reorganization Shares any such shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement or other service agreement; and the consideration paid to any such shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

          (h) Immediately after the Reorganization, the Acquired Fund Shareholders will not own shares constituting "control" (as defined in Section 304(c) of the Code) of the Surviving Fund;

          (i) Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
     187); and

          (j) The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1(u), 4.2(s) and 4.2(x) hereof will not exceed 50% of the value (without giving effect to such acquisitions, redemptions and distributions) of the proprietary interest in the Acquired Fund on the Closing Date.

5.       COVENANTS

5.1 Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

5.2 Trust I will call a meeting of shareholders of the Acquired Fund (the "Meeting") to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 Trust I covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 Trust I will provide such information as Trust VI reasonably requests concerning the ownership of Acquired Fund Shares, including the information specified in paragraph 3.4 hereof.

5.5 Subject to the provisions of this Agreement, Trust I and Trust VI each will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 Trust I will furnish to Trust VI on the Closing Date the Statement of Assets and Liabilities. As promptly as practicable, but in any case within 60 days after the Closing Date, Trust I or its designee will furnish to Trust VI, in such form as is reasonably satisfactory to Trust VI, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Surviving Fund will succeed to and take into account as a result of Section 381 of the Code.

5.7 Trust VI will prepare and file with the Commission a Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein.

5.8 Trust VI will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the Acts, in connection with the Meeting to consider approval of this Agreement. Trust I agrees to provide Trust VI with information applicable to Trust I and the Acquired Fund required under the Acts for inclusion in the Proxy Statement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF TRUST

I The obligations of Trust I to consummate the transactions provided for herein shall be, at its election, subject to the performance by Trust VI of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of Trust VI, on behalf of the Surviving Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 Trust VI
shall have delivered to Trust I on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to Trust I and dated as of the Closing Date, to the effect that the representations and warranties of Trust VI, on behalf of the Surviving Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Trust I shall reasonably request; and

6.3 Trust I shall have received on the Closing Date a favorable opinion from James R. Bordewick, Jr., Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company ("MFS"), Trust VI's investment adviser, dated as of the Closing Date, in a form satisfactory to Trust I, to the effect that:

          (a) Trust VI is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement; (b) this Agreement has been duly authorized, executed and delivered by Trust VI and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by Trust I, is a valid and binding obligation of Trust VI enforceable against Trust VI and the Surviving Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) the Reorganization Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and nonassessable by Trust VI, and no shareholder of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or Trust VI's Declaration of Trust or By-laws; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust VI's Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which Trust VI is a party or by which it or the Surviving Fund is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust VI of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws; (f) the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust VI and the Surviving Fund, are accurate in all material respects; (g) such counsel does not know of any legal or governmental proceedings existing on or before the date of mailing the Proxy Statement or the Closing Date, only insofar as they relate to Trust VI or the Surviving Fund, required to be described in the Registration Statement that are not described as required; (h) to the knowledge of such counsel, Trust VI is a duly registered investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (i) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to Trust VI or the Surviving Fund or any of the Surviving Fund's properties or assets, and Trust VI is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby. Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, he generally reviewed and discussed certain of such statements with certain officers of Trust VI and that in the course of such review and discussion no facts came to the attention of such counsel that led him to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to Trust VI or the Surviving Fund, the Registration Statement contained any statement that, in the light of the circumstances under which it was made, was false or misleading with respect to any material fact or that omitted to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust I or the Acquired Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust I, its Board of Trustees and its officers and of the Acquired Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as Trust I may reasonably request.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF TRUST VI

The obligations of Trust VI to complete the transactions provided for herein shall be, at its election, subject to the performance by Trust I of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of Trust I, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 Trust I shall have delivered to Trust VI the Statement of Assets and Liabilities, together with a list of the Acquired Fund's portfolio securities showing the federal income tax bases of and holding periods for such securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Trust I;

7.3 Trust I shall have delivered to Trust VI on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to Trust VI and dated as of the Closing Date, to the effect that the representations and warranties of Trust I, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Trust VI shall reasonably request; and

7.4 Trust VI shall have received on the Closing Date a favorable opinion from James R. Bordewick, Jr., Associate General Counsel and Senior Vice President of MFS, Trust I's investment adviser, dated as of the Closing Date, in a form satisfactory to Trust VI to the effect that:

          (a) Trust I is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted; (b) this Agreement has been duly authorized, executed and delivered by Trust I and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by Trust VI, is a valid and binding obligation of Trust I enforceable against Trust I and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;
     (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust I's Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which Trust I is a party or by which it or the Acquired Fund is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust I of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws; (e) the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust I and the Acquired Fund, are accurate in all material respects; (f) such counsel does not know of any legal or governmental proceedings existing on or before the date of mailing the Proxy Statement or the Closing Date, only insofar as they relate to Trust I or the Acquired Fund, required to be described in the Proxy Statement that are not described as required; (g) to the knowledge of such counsel, Trust I is a duly registered investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (h) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to Trust I or the Acquired Fund or any of the Acquired Fund's properties or assets, and Trust I is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby. Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, he generally reviewed and discussed certain of such statements with certain officers of Trust I and that in the course of such review and discussion no facts came to the attention of such counsel that led him to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to Trust or the Acquired Fund, the Proxy Statement contained any statement that, in the light of the circumstances under which it was made, was false or misleading with respect to any material fact or that omitted to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust VI or the Surviving Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust VI, its Board of Trustees and its officers and of the Surviving Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as Trust VI may reasonably request.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF TRUST VI AND TRUST I

The obligations of Trust I hereunder are, at the option of Trust VI, and the obligations of Trust VI hereunder are, at the option of Trust I, each subject to the further conditions that on or before the Closing Date:

8.1 This Agreement
and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Fund Shares in accordance with the provisions of Trust I's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval shall have been delivered to Trust VI;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by Trust VI or Trust I to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Trust VI or Trust I may waive any such conditions for itself or for the Surviving Fund or the Acquired Fund, respectively;

8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5 The Acquired Fund shall have distributed to its shareholders, on or immediately before the Closing Date, all of its (a) "investment company taxable income" (within the meaning of Section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, and (b) "net capital gain" (as defined in Section 1222(11) of the Code), after reduction by any capital loss carryforward, each for its taxable year ending on the Closing Date;

8.6 Trust I and Trust VI shall have received an opinion of Kirkpatrick & Lockhart LLP ("Tax Counsel"), reasonably satisfactory to them, as to the federal income tax consequences mentioned below (the "Tax Opinion"). In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it, and in separate letters addressed to Tax Counsel and certificates delivered pursuant to this Agreement. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          (a) The Surviving Fund's acquisition of the Assets in exchange solely for Reorganization Shares and its assumption of the Liabilities, followed by the Acquired Fund's distribution of the Reorganization Shares in complete liquidation pro rata to the Acquired Fund Shareholders constructively in exchange for their Acquired Fund Shares, will qualify as a "reorganization" (as defined in Section 368(a)(1)(C) of the Code), and each Fund will be "a party to a reorganization" within the meaning of
     Section 368(b) of the Code;

          (b) The Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Surviving Fund in exchange solely for Reorganization Shares and the Surviving Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Acquired Fund Shareholders in constructive exchange for their Acquired Fund Shares;

          (c) The Surviving Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Reorganization Shares and its assumption of the Liabilities;

          (d) The Surviving Fund's basis in the Assets will be, in each instance, the same as the Acquired Fund's basis therein immediately before the Reorganization;

          (e) The Surviving Fund's holding period for the Assets will include, in each instance, the Acquired Fund's holding period therefor;

          (f) An Acquired Fund Shareholder will recognize no gain or loss on the constructive exchange of all its Acquired Fund Shares solely for Reorganization Shares pursuant to the Reorganization; and

          (g) An Acquired Fund Shareholder's aggregate basis in the Reorganization Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Shares it constructively surrenders in exchange for those Reorganization Shares, and its holding period for those Reorganization Shares will include, in each instance, its holding period for those Acquired Fund Shares, provided it holds such Acquired Fund Shares as capital assets on the Closing Date.

Notwithstanding subparagraphs (b) and (d) above, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Acquired Fund Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Trust VI and Trust I each agrees to make and provide additional representations to Tax Counsel with respect to the Surviving Fund and the Acquired Fund, respectively, that are reasonably necessary to enable Tax Counsel to deliver the Tax Opinion. Notwithstanding anything herein to the contrary, Trust VI and Trust I may not waive in any material respect the condition set forth in this paragraph 8.6.

9. BROKERAGE FEES AND EXPENSES; CONTINGENT DEFERRED SALES CHARGES; CERTAIN TAX MATTERS; CERTAIN RECORDS

9.1 Trust VI and the Trust I each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Agreement in connection with the transactions provided for herein.

9.2 Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the Reorganization is consummated.

9.3 Reorganization Shares issued in connection with the Reorganization will not be subject to any initial sales charge; however, if any Acquired Fund Shares are at the Closing Date subject to a contingent deferred sales charge (a "CDSC"), the Surviving Fund CDSC schedule and the methodology of aging such shares as set forth in the Surviving Fund Prospectus will apply to the Reorganization Shares issued in respect of such Acquired Fund Shares, and the Reorganization Shares received by Acquired Fund Shareholders pursuant to paragraph 1.4 hereof will, for purposes of calculating the CDSC, if applicable, and determining when the Surviving Fund's Class B shares will convert to Class A shares of the Surviving Fund, be treated as if purchased on the original date of purchase of such Acquired Fund Shares.

9.4 Trust I agrees that it or its designee shall, on behalf of the Acquired Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing September 1, 2002 and ending on the Closing Date.

9.5 Trust I agrees that it or its designee shall, on behalf of the Acquired Fund, deliver to Trust VI on the Closing Date or as soon thereafter as possible:
(a) Acquired Fund shareholder statements and tax forms (i.e., Forms 1099) [for the year ended December 31, 2001,] for the year ended December 31, 2002, and the period commencing January 1, 2003, through the Closing Date (all on microfilm or microfiche, if available); (b) detailed records indicating the status of all certificates representing ownership of the Acquired Fund Shares issued since inception of the Acquired Fund (e.g., indicating whether the certificates are outstanding or cancelled); and (c) for each Acquired Fund Shareholder, a record indicating the dollar amount of such shareholder's Acquired Fund Share holdings as of such date representing that portion of such holdings subject to a CDSC as of such date and that portion of such holdings not subject to a CDSC as of such date, together with such other information with respect thereto as Trust VI may reasonably request.

10. ENTIRE AGREEMENT

Trust VI and Trust I agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Article 4 hereof or required in connection with paragraph 8.6 hereof and that this Agreement constitutes the entire agreement between the parties.

11. TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of Trust VI and Trust I. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date because of:

          (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

          (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met.

11.2 In the event of any such termination, there shall be no liability for damages on the part of either Trust VI or Trust I, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Trust I and Trust VI; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date or the Valuation Date.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be personally delivered or given by prepaid telegraph, telecopy or certified mail addressed to Trust VI or Trust I (as applicable), 500 Boylston Street, Boston, Massachusetts 02116, Attention:
Stephen E. Cavan, General Counsel and Senior Vice President.

14. MISCELLANEOUS

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 A copy of Trust VI's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust I acknowledges that the obligations of or arising out of this instrument are not binding upon any of Trust VI's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of Trust VI in accordance with its proportionate interest hereunder. Trust I further acknowledges that the assets and liabilities of each series of Trust VI are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Acquired Fund.

14.6 A copy of Trust I's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust VI acknowledges that the obligations of or arising out of this instrument are not binding upon any of Trust I's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of Trust I in accordance with its proportionate interest hereunder. Trust VI further acknowledges that the assets and liabilities of each series of Trust I are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Surviving Fund.

14.7 Notwithstanding Article 12 of this Agreement, but subject to the first proviso contained therein, either party to this Agreement, with the consent of its President, Vice President, Secretary or Assistant Secretary, may waive any condition (other than that contained in paragraph 8.6 hereof) or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, its President or a Trustee thereof and attested by its Secretary or Assistant Secretary.

                                           Attest: MFS  SERIES  TRUST
                                           I, on its behalf and on behalf of
                                           MFS GLOBAL ASSET ALLOCATION FUND,
                                           one of its series


                                                                   By:
                                           ----------------------
                                           James R. Bordewick, Jr. Name:
                                           ----------------------
                                           Assistant Secretary     Title:
                                           ----------------------



                                           Attest: MFS  SERIES  TRUST
                                           VI, on its behalf and on behalf of
                                           MFS GLOBAL TOTAL RETURN FUND,
                                           one of its series


                                                                   By:
                                           ----------------------
                                           James R. Bordewick, Jr. Name:
                                           ----------------------
                                           Assistant Secretary     Title:
                                           ----------------------

                             [FORM OF PROXY BALLOT]

        MFS GLOBAL ASSET ALLOCATION FUND, A SERIES OF MFS SERIES TRUST I

                                  PROXY BALLOT

              PROXY FOR A MEETING OF SHAREHOLDERS, AUGUST 15, 2003

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The Undersigned Hereby Appoints John W. Ballen, James R. Bordewick, Jr., Stephen
E. Cavan, Richard M. Hisey, Jeffrey L. Shames, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of MFS Global Asset Allocation Fund, a Series of MFS Series Trust I, on Friday, August 15, 2003 at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for proposal 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. The trustees recommend a vote for the proposal on the reverse side.

OPTIONS FOR SUBMITTING PROXY
1.  Return the attached proxy card using the enclosed envelope.
2.  Vote via the internet following the instructions on your proxy card.
3.  Call the toll-free number on your proxy card.

To vote via the internet or telephone, you must have the Control Number listed near your name.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

MFS GLOBAL ASSET ALLOCATION FUND

CHANGE OF ADDRESS NOTIFICATION. Please use this form to inform us of any change in address or telephone number. Detach this form from the Proxy Ballot and return it with your executed Proxy in the enclosed envelope.

HAS YOUR ADDRESS CHANGED?

Telephone

         Please mark your choice [x] in blue or black ink.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE "FOR" THE PROPOSAL LISTED BELOW.

Dear Shareholder:

YOUR VOTE IS IMPORTANT. Please help us to eliminate the expense of follow-up mailings by executing and returning this Proxy as soon as possible. A postage-paid business reply envelope is enclosed for your convenience.

Thank you!

Please fold at perforation before
detaching.

PROPOSAL:              For [ ]          Against [ ]         Abstain [ ]

                               1. Approval of an Agreement and Plan
                               of Reorganization providing for the
                               transfer of all of the assets of MFS
                               Global Asset Allocation Fund, a
                               series of MFS Series Trust I, to MFS
                               Global Total Return Fund, a series of
                               MFS Series Trust VI, in exchange for
                               shares of beneficial interest of MFS
                               Global Total Return Fund and the
                               assumption by MFS Global Total Return
                               Fund of the liabilities of MFS Global
                               Asset Allocation Fund, and the
                               distribution of such shares to the
                               shareholders of MFS Global Asset
                               Allocation Fund in liquidation of MFS
                               Global Asset Allocation Fund and the
                               termination of MFS Global Asset
                               Allocation Fund.

                               Please be sure to sign and date this
                               Proxy.

                               Date:  __________________


                               Shareholder sign here   Co-owner sign here

                               ---------------------   ------------------

                                    FORM N-14
                                     PART B

                               MFS SERIES TRUST VI
                                  ON BEHALF OF
                          MFS GLOBAL TOTAL RETURN FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                  June 22, 2003


This Statement of Additional Information (the "Statement") contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the "Prospectus") of MFS Global Total Return Fund (the "Global Total Return Fund") dated June 22, 2003 relating to the sale of all or substantially all of the assets of MFS Global Asset Allocation Fund (the "Global Asset Allocation Fund") to the Global Total Return Fund. The Global Total Return Fund's Statement of Additional Information dated March 1, 2003, and the Global Asset Allocation Fund's Statement of Additional Information dated January 1, 2003, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus.

This Statement should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, MA 02111 or by calling 1-800-225-2606.

INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

Ernst & Young LLP are the independent auditors for the Global Total Return Fund and the Global Asset Allocation Fund, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for the Global Total Return Fund and the Global Asset Allocation Fund. The following documents are incorporated by reference into this Statement: (1) the Global Total Return Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2002; (ii) the Global Asset Allocation Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2002; and (iii) the Global Asset Allocation Fund's Semi-Annual Report to Shareholders for the six-month period ended February 28, 2003. The audited financial statements for the Global Total Return Fund and the Global Asset Allocation Fund incorporated by reference into the Prospectus and this Statement of Additional Information have been so included and incorporated in reliance upon the reports of Ernst & Young LLP, given on their authority as experts in auditing and accounting.

TABLE OF CONTENTS

Unaudited Pro Forma Combined Financial Statements of the Global Total Return
Fund and the Global Asset Allocation Fund ...........................

                          MFS GLOBAL TOTAL RETURN FUND
                                       AND
                        MFS GLOBAL ASSET ALLOCATION FUND
                     PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)

The accompanying unaudited pro forma combined statements of investment portfolios and assets and liabilities assumes that the exchange described in the next paragraph occurred as of October 31, 2002, and the unaudited pro forma combined statement of operations for the twelve months ended October 31, 2002 presents the results of operations of MFS Global Total Return Fund (the "Global Total Return Fund") as if the combination with MFS Global Asset Allocation Fund (the "Global Asset Allocation Fund") had been consummated at October 31, 2001. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at October 31, 2001. The historical statements have been derived from the Global Total Return Fund's and the Global Asset Allocation Fund's books and records utilized in calculating daily net asset value at October 31, 2002, and for the twelve month period then ended.

The pro forma statements give effect to the proposed transfer of the assets of the Global Asset Allocation Fund to the Global Total Return Fund in exchange for the assumption by the Global Total Return Fund of the liabilities of the Global Asset Allocation Fund and for a number of the Global Total Return Fund's shares equal in value to the value of the net assets of the Global Asset Allocation Fund transferred to the Global Total Return Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Global Total Return Fund for pre-combination periods will not be restated. The pro forma statement of operations does not reflect the expenses of either Fund in carrying out its obligations under the Agreement and Plan of Reorganization and Termination.

The unaudited pro forma combined financial statements should be read in conjunction with the separate financial statements of the Global Total Return Fund and the Global Asset Allocation Fund incorporated by reference in this statement of additional information.

PORTFOLIO OF INVESTMENTS AND PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
(UNAUDITED) AUGUST 25, 2003

Stocks                                                           MFS Global              MFS Global Asset          Pro Forma
------
                                                              Total Return Fund          Allocation Fund           Combined
                                                              -----------------          ---------------           --------
Issuer                                                       Shares         Value       Shares        Value   Shares        Value
------                                                       ------         -----       ------        -----   ------        -----
Foreign Stocks
      Australia
         Australia & New Zealand Banking Group LTd.
           (Banks & Credit Cos.)*                             94,379     $    985,789         0  $         0    94,379  $    985,789
         News Corp. Ltd. (Media)*                                  0                0   117,924      695,988   117,924       695,988
         QBE Insurance Group Ltd. (Insurance)*               563,530        2,406,944   202,504      864,933   766,034     3,271,877
         TABCORP Holdings Ltd. (Leisure)                     188,470        1,210,623         0            0   188,470     1,210,623
                                                                         ------------            -----------            ------------
                                                                         $  4,603,356            $ 1,560,921            $  6,164,277
                                                                         ------------            -----------            ------------

      Bermuda
         Accenture Ltd. (Business Services)*                  34,800     $    587,424         0  $         0    34,800  $    587,424
         Ace Ltd. (Insurance)                                      0                0    44,810    1,377,908    44,810     1,377,908
         Willis Group Holdings Ltd. (Insurance)*               9,500          290,700         0            0     9,500       290,700
                                                                         ------------            -----------            ------------
                                                                         $    878,124            $ 1,377,908            $  2,256,032
                                                                         ------------            -----------            ------------

      Canada
         Alcan, Inc. (Metals)                                 15,200     $    427,880         0  $         0    15,200  $    427,880
         BCE, Inc. (Telecommunications)                       34,170          592,850    40,117      694,511    74,287     1,287,361
         Canadian Natural Resources Ltd. (Oil Services)            0                0    10,500      286,468    10,500       286,468
         Canadian National Railway Co. (Railroad)             49,047        2,092,835     6,830      291,436    55,877     2,384,271
         Encana Corp. (Utilities - Gas)                       19,000          553,700         0            0    19,000       553,700
         Quebecor World, Inc. (Printing & Publishing)         47,160        1,165,090         0            0    47,160     1,165,090
                                                                         ------------            -----------            ------------
                                                                         $  4,832,355            $ 1,272,415            $  6,104,770
                                                                         ------------            -----------            ------------

      Denmark
         Danske Bank (Banks & Credit Cos.)                   100,690     $  1,599,359         0  $         0   100,690  $  1,599,359
                                                                         ------------            -----------            ------------

      Finland
         Nokia Oyj (Telecommunications)                            0     $          0    31,500  $   533,634    31,500  $    533,634
         UPM Kymmene Oyj (Forest & Paper Products)            21,900          708,475         0            0    21,900       708,475
                                                                         ------------            -----------            ------------
                                                                         $    708,475            $   533,634            $  1,242,109
                                                                         ------------            -----------            ------------

      France
         Aventis S.A. (Pharmaceuticals)                       52,380     $  3,127,740    14,500  $   865,831    66,880  $  3,993,571
         Cap Gemini S.A. (Computer Services)                  13,500          331,115     8,900      218,291    22,400       549,406
         Carrefour S.A. (Supermarket)                              0                0    11,900      551,066    11,900       551,066
         L'Air Liquide S.A. (Gas)                                  0                0     8,775    1,121,632     8,775     1,121,632
         Sanofi-Synthelabo S.A. (Medical & Health Products)   44,410        2,708,860    15,700      957,647    60,110     3,666,507
         Schneider Electric S.A. (Machinery)                  15,522          717,567         0            0    15,522       717,567
         Societe Television Francaise 1 (Entertainment)       55,932        1,436,490         0            0    55,932     1,436,490
         STMicroelectronics N.V. (Electronics)                47,730          945,311    18,700      370,361    66,430     1,315,672
         Technip S.A. (Construction)                           4,200          272,366         0            0     4,200       272,366
         Total Fina Elf S.A., "B" (Oils)                           0                0     8,100    1,112,963     8,100     1,112,963
         Total Fina S.A., ADR (Oils)                          46,920        3,191,499         0            0    46,920     3,191,499
                                                                         ------------            -----------            ------------
                                                                         $ 12,730,948            $ 5,197,791            $ 17,928,739
                                                                         ------------            -----------            ------------

      Germany
         Bayerische Motoren Werke AG (Automotive)             21,600         $769,180    13,200  $   470,054    34,800  $  1,239,234
         Deutsche Post AG (Transportation)                    48,190          491,729         0            0    48,190       491,729
         Fresenius AG Preferred (Medical Supplies)             4,200          143,174         0            0     4,200       143,174
         Linde AG (Engineering)                               40,180        1,532,820    17,000      648,529    57,180     2,181,349
         Munchener Ruckvers AG (Financial Services)                0                0     1,500      191,228     1,500       191,228
         Schering AG (Pharmaceuticals)                        24,800        1,123,942         0            0    24,800     1,123,942
                                                                         ------------            -----------            ------------
                                                                         $  4,060,845            $ 1,309,811         0  $  5,370,656
                                                                         ------------            -----------            ------------

      Hong Kong
         Hong Kong Electric Holding Ltd.
           (Utilities - Electric)                            169,000     $    686,913         0  $         0   169,000  $    686,913
                                                                         ------------            -----------            ------------

      Ireland
         Bank of Ireland (Banks & Credit Cos.)               135,770     $  1,502,072         0  $         0   135,770  $  1,502,072
         Irish Life & Permanent PLC (Financial Institutions)  53,260          631,322         0            0    53,260       631,322
                                                                         ------------            -----------            ------------
                                                                         $  2,133,394            $         0         0  $  2,133,394
                                                                         ------------            -----------            ------------

      Italy
         Snam Rete Gas S.p.A (Gas)*                          220,200     $    656,891    79,630  $   237,549   299,830  $    894,440
                                                                         ------------            -----------            ------------

      Japan
         Canon, Inc. (Business Machines)                      48,000     $  1,767,495    16,000  $   589,165    64,000  $  2,356,660
         Chungai Pharmaceutical Co., Ltd. (Pharmaceuticals)   44,000          359,169    47,900      391,004    91,900       750,173
         Honda Motor Co., Ltd. (Automotive)                   69,000        2,467,699    16,800      600,831    85,800     3,068,530
         Nippon Electric Glass Co., Ltd. (Electronics)        53,000          595,413         0            0    53,000       595,413
         Nissan Motor Co. (Automotive)                        98,000          751,267    60,000      459,959   158,000     1,211,226
         Nissin Food Products Co., Ltd (Electronics)          28,500          565,356         0            0    28,500       565,356
         Secom Co., Ltd. (Consumer Goods & Products)          28,800        1,015,919         0            0    28,800     1,015,919
         Shiseido Co., Ltd. (Consumer Products)              126,000        1,398,061         0            0   126,000     1,398,061
         Tokyo Gas Co., Ltd. (Gas)                           672,000        1,959,886         0            0   672,000     1,959,886
         Uni-Charm Corp. (Consumer Goods & Products)          22,230          820,382         0            0    22,230       820,382
                                                                         ------------            -----------            ------------
                                                                         $ 11,700,647            $ 2,040,959            $ 13,741,606
                                                                         ------------            -----------            ------------

      Mexico
         Fomento Economico Mexicano S.A. de C.V., ADR
           (Food & Beverage Products)                         14,010         $507,162         0  $         0    14,010  $    507,162
         Telefonos de Mexico S.A. de C.V., ADR
           (Telecommunications)                               15,610          476,105         0            0    15,610       476,105
                                                                         ------------            -----------            ------------
                                                                         $    983,267            $         0            $    983,267
                                                                         ------------            -----------            ------------

      Netherlands
         Akzo Nobel N.V. (Chemicals)                          76,060     $  2,268,988    28,700  $   856,165   104,760  $  3,125,153
         Elsevier N.V. (Publishing)                                0                0    91,540    1,138,428    91,540     1,138,428
         Koninklijke (Royal) KPN N.V. (Telecommunications)    93,310          589,898         0            0    93,310       589,898
         Koninklijke (Royal) Philips Electronics N.V.
           (Electronics)                                      27,600          493,465         0            0    27,600       493,465
         Unilever N.V. (Food & Beverage Products)             28,680        1,834,373         0            0    28,680     1,834,373
         Unilever N.V. (Consumer Goods & Services)                 0                0    23,200    1,483,873    23,200     1,483,873
         VNU N.V. (Publishing)*                               17,306          463,442         0            0    17,306       463,442
         Vodafone Libertel N.V. (Cellular Phones)*                 0                0    29,100      219,899    29,100       219,899
                                                                         ------------            -----------            ------------
                                                                         $  5,650,166            $ 3,698,365            $  9,348,531
                                                                         ------------            -----------            ------------

      New Zealand
         Telecom Corp. of New Zealand Ltd.
           (Telecommunications)*                              62,400     $    153,325         0  $         0    62,400  $    153,325
                                                                         ------------            -----------            ------------

      Singapore
         DBS Group Holdings Ltd. (Financial Services)              0     $          0    63,000  $   442,255    63,000  $    442,255
                                                                         ------------            -----------            ------------

      South Korea
         Korea Tobacco & Ginseng Corp., GDR (Tobacco)##       86,420     $    639,508         0  $         0    86,420  $    639,508
         Samsung Electronics (Electronics)                         0                0       800      225,675       800       225,675
                                                                         ------------            -----------            ------------
                                                                         $    639,508            $   225,675            $    865,183
                                                                         ------------            -----------            ------------

      Spain
         Altadis S.A. (Tobacco)                               93,590     $  1,973,769         0  $         0    93,590  $  1,973,769
         Gas Natural SDG S.A. (Gas)                           50,210          840,676    31,700      530,760    81,910     1,371,436
         Iberdrola S.A. (Utilities - Electric)               140,050        1,660,096    53,900      638,909   193,950     2,299,005
         Telefonica, S.A. (Telecommunications)               206,303        1,952,270         0            0   206,303     1,952,270
                                                                         ------------            -----------            ------------
                                                                         $  6,426,811            $ 1,169,669            $  7,596,480
                                                                         ------------            -----------            ------------

      Sweden
         ForeningsSparbanken AB, "A" (Banks & Credit Cos.)   146,700     $  1,613,932         0  $         0   146,700  $  1,613,932
         Saab AB, "B" (Aerospace)                                  0                0    30,100      288,525    30,100       288,525
         Securitas AB (Consumer Goods & Services)             22,800          316,649         0            0    22,800       316,649
                                                                         ------------            -----------            ------------
                                                                         $  1,930,581            $   288,525            $  2,219,106
                                                                         ------------            -----------            ------------

      Switzerland
         Converium Holding AG (Insurance)                      6,500         $261,828         0  $         0     6,500  $    261,828
         Novartis AG (Medical & Health Products)              32,100        1,221,431    15,200      578,373    47,300     1,799,804
         Syngenta AG (Chemicals)                              60,291        3,579,727    34,017    2,019,731    94,308     5,599,458
         Synthes-Stratec, Inc. (Medical & Health Products)       680          410,408         0            0       680       410,408
         UBS AG (Financial Institutions)                      11,100          527,768    10,651      506,419    21,751     1,034,187
                                                                         ------------            -----------            ------------
                                                                         $  6,001,162            $ 3,104,523            $  9,105,685
                                                                         ------------            -----------            ------------

      United Kingdom
         BOC Group PLC (Chemicals)                                 0     $          0    43,300  $   608,464    43,300  $    608,464
         BP Amoco PLC, ADR (Oils)                             81,596        3,137,366    78,000      499,880   159,596     3,637,246
         British Sky Broadcasting Group PLC (Broadcasting)    42,900          404,689    43,350      408,934    86,250       813,623
         BT Group PLC (Telecommunications)*                  516,100        1,464,190         0            0   516,100     1,464,190
         Cadbury Schweppes PLC (Food & Beverage Products)*   149,590          972,709         0            0   149,590       972,709
         Diageo PLC (Food & Beverage Products)*              300,653        3,385,997   178,964    2,015,514   479,617     5,401,511
         Glaxo Wellcome PLC, ADR (Medical & Health Products)  26,600        1,002,554         0            0    26,600     1,002,554
         GlaxoSmithKline PLC ( Pharmaceuticals)*              51,803          987,874    28,100      535,862    79,903     1,523,736
         Granada Compass PLC (Media)*                        203,700          234,027   326,200      374,764   529,900       608,791
         Lloyds TSB Group PLC (Banks & Credit Cos.)*         107,370          923,066         0            0   107,370       923,066
         Marks & Spencer Group PLC (Retail)*                  86,318          504,952         0            0    86,318       504,952
         National Grid Group PLC (Telecommunications)        202,900        1,443,047         0            0   202,900     1,443,047
         NEXT PLC (Retail)                                   133,280        1,854,138    39,100      543,943   172,380     2,398,081
         Reckitt Benckiser PLC ( Consumer Goods & Services)* 126,648        2,296,378    66,900    1,213,029   193,548     3,509,407
         Reed Elsevier PLC (Publishing)                      429,910        3,793,399         0            0   429,910     3,793,399
         Rio Tinto PLC (Metals & Mining)*                     58,300        1,052,537         0            0    58,300     1,052,537
         Royal Bank of Scottland Group PLC
           (Banks & Credit Cos.)*                             91,828        2,158,788    30,117      708,022   121,945     2,866,810
         Standard Chartered PLC (Banks & Credit Cos.)*        22,572          262,500         0            0    22,572       262,500
         Unilever PLC (Consume Products)                     155,900        1,538,886         0            0   155,900     1,538,886
         Vodafone Group PLC (Telecommunications)*            616,994          990,945   462,949      743,536  ,079,943     1,734,481
         Willian Hill Organization Ltd. (Gaming)                   0                0    52,640      177,934    52,640       177,934
         WPP Group PLC (Advertising)                          87,200          590,871         0            0    87,200       590,871
                                                                         ------------            -----------            ------------
                                                                         $ 28,998,913            $ 7,829,882            $ 36,828,795
                                                                         ------------            -----------            ------------

TOTAL FOREIGN STOCKS                                                     $ 95,375,040            $30,289,882            $125,664,922

U.S. Stocks
      Aerospace & Defense
         Boeing Co.                                                0     $          0     8,180  $   243,355     8,180  $    243,355
         Lockheed Martin Corp.                                     0                0     6,100      353,190     6,100       353,190
         Northrop Grumman Corp.                                3,700          381,581         0            0     3,700       381,581
                                                                         ------------            -----------            ------------
                                                                         $    381,581            $   596,545            $    978,126
                                                                         ------------            -----------            ------------

      Apparel & Textiles
         Nike, Inc., "B"                                      11,100     $    523,809         0  $         0    11,100  $    523,809
                                                                         ------------            -----------            ------------

      Automotive
         AutoNation, Inc.                                          0     $          0    20,590  $   218,460    20,590  $    218,460
         Lear Corp.                                                0                0       910       33,261       910        33,261
                                                                         ------------            -----------            ------------
                                                                         $          0            $   251,721            $    251,721
                                                                         ------------            -----------            ------------

      Banks & Credit Cos.
         Bank of America Corp.                                42,340     $  2,955,332    11,600  $   809,680    53,940  $  3,765,012
         Citigroup, Inc.                                      70,100        2,590,195         0            0    70,100     2,590,195
         Comerica, Inc.                                       11,000          480,260     6,660      290,776    17,660       771,036
         FleetBoston Financial Corp.                          29,200          682,988         0            0    29,200       682,988
         National City Corp.                                  17,600          477,488     3,170       86,002    20,770       563,490
         SunTrust Banks, Inc.                                  8,200          498,888         0            0     8,200       498,888
         U.S. Bancorp                                              0                0    25,260      532,733    25,260       532,733
         Wachovia Corp.                                       23,400          814,086     4,400      153,076    27,800       967,162
         Washington Mutual, Inc.                                   0                0     9,340      333,998     9,340       333,998
                                                                         ------------            -----------            ------------
                                                                         $  8,499,237            $ 2,206,265            $ 10,705,502
                                                                         ------------            -----------            ------------

      Business Machines
         Hewlett-Packard Co.                                  81,310     $  1,284,698         0  $         0    81,310  $  1,284,698
         International Business Machines Corp.                 6,160          486,270     9,900      781,506    16,060     1,267,776
                                                                         ------------            -----------            ------------
                                                                         $  1,770,968            $   781,506            $  2,552,474
                                                                         ------------            -----------            ------------

      Business Services
         ARAMARK Corp.*                                        9,880     $    208,468         0  $         0     9,880  $    208,468
         Automatic Data Processing, Inc.                           0                0     9,010      383,195     9,010       383,195
         First Data Corp.                                          0                0    11,620      406,003    11,620       406,003
                                                                         ------------            -----------            ------------
                                                                         $    208,468            $   789,198            $    997,666
                                                                         ------------            -----------            ------------

      Building
         Sherwin Williams                                          0     $          0     2,300  $    62,905     2,300        62,905
                                                                         ------------            -----------            ------------

      Cellular Phones
         Motorola, Inc.                                            0     $          0    40,130  $   367,992    40,130  $    367,992
                                                                         ------------            -----------            ------------

      Chemicals
         Air Products & Chemicals, Inc.                       45,400     $  2,008,448         0  $         0    45,400  $  2,008,448
         E.I. DuPont de Nemours & Co.                              0                0     8,110      334,538     8,110       334,538
         PPG Industries, Inc.                                 10,800          507,924         0            0    10,800       507,924
         Praxair, Inc                                         25,150        1,370,675         0            0    25,150     1,370,675
                                                                         ------------            -----------            ------------
                                                                         $  3,887,047            $   334,538            $  4,221,585
                                                                         ------------            -----------            ------------

      Computer Hardware-Systems
         Dell Computer Corp.*                                      0                0    22,630  $   647,444    22,630  $    647,444
         Intel Corp.                                          42,000          726,600    25,550      442,015    67,550     1,168,615
         Lexmark International, Inc.*                              0                0     4,660      276,897     4,660       276,897
                                                                         ------------            -----------            ------------
                                                                         $    726,600            $ 1,366,356            $  2,092,956
                                                                         ------------            -----------            ------------

      Computer Software
         Oracle Corp.*                                             0     $          0     5,860  $    59,713     5,860  $     59,713
                                                                         ------------            -----------            ------------

      Computer Software-Personal Computers
         Intuit, Inc.                                              0     $          0     5,270  $   273,618     5,270       273,618
         Microsoft Corp.                                           0                0    17,440      932,517    17,440       932,517
         Symantec Corp.                                            0                0     9,550      382,000     9,550       382,000
                                                                         ------------            -----------            ------------
                                                                         $          0            $ 1,588,135            $  1,588,135
                                                                         ------------            -----------            ------------

      Conglomerates
         General Electric Co.                                      0     $          0    43,000  $ 1,085,750    43,000  $  1,085,750
         Tyco International Ltd.                                   0                0    19,790      286,163    19,790       286,163
                                                                         ------------            -----------            ------------
                                                                         $          0            $ 1,371,913            $  1,371,913
                                                                         ------------            -----------            ------------

      Construction
         KB Home                                                   0     $          0       900  $    42,480       900  $     42,480
         Lennar Corp.                                              0                0     1,430       78,893     1,430        78,893
                                                                         ------------            -----------            ------------
                                                                         $          0            $   121,373            $    121,373
                                                                         ------------            -----------            ------------

      Consumer Goods & Services
         Gillette Co.                                              0     $          0    10,420  $   311,350    10,420  $    311,350
         Kimberly-Clark Corp.                                  8,400          432,600         0            0     8,400       432,600
         Philip Morris Cos., Inc.                            110,230        4,491,873    14,520      591,690   124,750     5,083,563
         Praxiar, Inc.                                        19,180        1,696,471         0            0    19,180     1,696,471
         Procter & Gamble Co.                                      0                0     8,980      794,281     8,980       794,281
                                                                         ------------            -----------            ------------
                                                                         $  6,620,944            $ 1,697,321            $  8,318,265
                                                                         ------------            -----------            ------------

      Containers
         Owens Illinois, Inc.                                      0     $          0    28,160  $   337,638    28,160  $    337,638
         Smurfit-Stone Container Corp.*                       16,700          217,267         0            0    16,700       217,267
                                                                         ------------            -----------            ------------
                                                                         $    217,267            $   337,638            $    554,905
                                                                         ------------            -----------            ------------

      Electronics
         Analog Devices, Inc.*                                13,400     $    359,120         0  $         0    13,400  $    359,120
         Texas Instruments, Inc.                                   0                0     3,480       55,193     3,480        55,193
                                                                         ------------            -----------            ------------
                                                                         $    359,120            $    55,193            $    414,313
                                                                         ------------            -----------            ------------

      Energy
         Energy East Corp.                                    25,400     $    541,020         0  $         0    25,400  $    541,020
                                                                         ------------            -----------            ------------

      Entertainment
         Sinclair Broadcast Group, Inc., "A"                       0     $          0     6,640  $    78,551     6,640  $     78,551
         Viacom, Inc., "B"*                                   23,700        1,057,257    11,606      517,744    35,306     1,575,001
         Walt Disney Co.                                      27,300          455,910         0            0    27,300       455,910
                                                                         ------------            -----------            ------------
                                                                         $  1,513,167            $   596,295            $  2,109,462
                                                                         ------------            -----------            ------------

      Financial Institutions
         Citigroup, Inc.                                           0     $          0    31,076  $ 1,148,258    31,076  $  1,148,258
         Fannie Mae                                           12,700          849,122     8,990      601,071    21,690     1,450,193
         Fleet Boston                                              0                0    20,300      474,817    20,300       474,817
         Freddie Mae                                          44,160        2,719,373     2,280      140,402    46,440     2,859,775
         Goldman Sachs Group, Inc                             14,530        1,040,348     1,710      122,436    16,240     1,162,784
         J.P. Morgan Chase & Co.                                   0                0     8,990      186,543     8,990       186,543
         Lehman Brothers Holdings, Inc.                            0                0     2,620      139,567     2,620       139,567
         Mellon Financial Corp.                               24,200          684,618         0            0    24,200       684,618
         Merrill Lynch & Co., Inc                             31,570        1,198,081     9,020      342,309    40,590     1,540,390
                                                                         ------------            -----------            ------------
                                                                         $  6,491,542            $ 3,155,403            $  9,646,945
                                                                         ------------            -----------            ------------

      Food & Beverage Products
         Anheuser-Busch Cos., Inc.                            20,700     $  1,092,132     1,790  $    94,440    22,490  $  1,186,572
         Archer-Daniels-Midland Co.                           75,600        1,029,672         0            0    75,600     1,029,672
         Coca-Cola Enterprises, Inc.                               0                0     4,940      117,770     4,940       117,770
         Coca-Cola Co.                                             0                0     4,040      187,779     4,040       187,779
         Dole Food Co., Inc.                                       0                0     3,230       94,897     3,230        94,897
         H.J. Heinz Co.                                       15,200          488,832         0            0    15,200       488,832
         Kellog Co.                                           62,000        1,975,320    10,190      324,653    72,190     2,299,973
         PepsiCo, Inc.                                        11,000          485,100     7,572      333,925    18,572       819,025
         Tyson Foods                                               0                0    14,000      154,980    14,000       154,980
                                                                         ------------            -----------            ------------
                                                                         $  5,071,056            $ 1,308,444            $  6,379,500
                                                                         ------------            -----------            ------------

      Forest & Paper Products
         International Paper Co.                              16,700     $    583,331     8,170  $  285,378    24,870   $    868,709
                                                                         ------------            -----------            ------------

      Insurance
         AFLAC, Inc.                                          20,800     $    633,152         0  $         0    20,800  $    633,152
         Allstate International Group, Inc.                    7,000          278,460     5,850      232,713    12,850       511,173
         American International Group, Inc.                   11,100          694,305     9,910      619,871    21,010     1,314,176
         Gallagher (Aurther J.) & Co.                         34,100          914,562         0            0    34,100       914,562
         MetLife, Inc.                                        71,860        1,716,017    16,540      394,975    88,400     2,110,992
         St. Paul Cos., Inc.                                  15,830          519,224         0            0    15,830       519,224
         UnumProvident Corp.                                       0                0     7,850      161,082     7,850       161,082
                                                                         ------------            -----------            ------------
                                                                         $  4,755,720            $ 1,408,641            $  6,164,361
                                                                         ------------            -----------            ------------

      Machinery
         Caterpillar, Inc                                     20,300         $829,255         0  $         0    20,300  $    829,255
         Danaher Corp.                                        19,200        1,110,720         0            0    19,200     1,110,720
         Deere & Co.                                          49,600        2,300,944         0            0    49,600     2,300,944
                                                                         ------------            -----------            ------------
                                                                         $  4,240,919            $         0            $  4,240,919
                                                                         ------------            -----------            ------------

      Manufacturing
         Pall Corp.                                           22,900     $    397,773         0  $         0    22,900  $    397,773
                                                                   0                0         0            0         0             0
                                                                         ------------            -----------            ------------
                                                                         $    397,773            $         0            $    397,773
                                                                         ------------            -----------            ------------

      Medical & Health Products
         Baxter International, Inc.                           26,700     $    668,034         0  $         0    26,700  $    668,034
         Becton, Dickenson & Co.                                   0                0     5,850      172,634     5,850       172,634
         DENTSPLY International, Inc.                              0                0     8,120      299,790     8,120       299,790
         Eli Lilly & Co.                                      43,040        2,388,720     4,060      225,330    47,100     2,614,050
         Johnson & Johnson Co.                                17,700        1,039,875    12,510      734,963    30,210     1,774,838
         Merck & Co., Inc.                                     9,800          531,552    15,650      848,856    25,450     1,380,408
         Pfizer, Inc                                          37,400        1,188,198    35,727    1,135,047    73,127     2,323,245
                                                                         ------------            -----------            ------------
                                                                         $  5,816,379            $ 3,416,620            $  9,232,999
                                                                         ------------            -----------            ------------

      Medical & Health Technology Services
         Charles River Laboratories                                0     $          0     5,800  $   213,150     5,800  $    213,150
         Edwards Lifesciences Corp.*                               0                0    13,370      343,475    13,370       343,475
         Forest Laboratories                                       0                0     2,300      225,377     2,300       225,377
         IMS Health, Inc.                                     22,100          332,384         0            0    22,100       332,384
         Lincare Holdings, Inc.*                              10,100          344,107         0            0    10,100       344,107
         Tenet Healthcare Corp.*                                   0                0     8,115      233,306     8,115       233,306
                                                                         ------------            -----------            ------------
                                                                         $    676,491            $ 1,015,308            $  1,691,799
                                                                         ------------            -----------            ------------

      Metals & Minerals
         Alcoa, Inc.                                          84,000     $  1,853,040         0  $         0    84,000  $  1,853,040
                                                                         ------------            -----------            ------------

      Oil Services
         Apache Corp.                                          7,600     $    410,856         0  $         0     7,600  $    410,856
         Halliburton Co.                                      21,410          346,414    25,000      404,500    46,410       750,914
         Noble Corp.*                                              0                0     1,790       57,853     1,790        57,853
                                                                         ------------            -----------            ------------
                                                                         $    757,270            $   462,353            $  1,219,623
                                                                         ------------            -----------            ------------

      Oils
         Anadarko Petrolium Corp.                                  0     $          0     1,200  $    53,448     1,200  $     53,448
         Devon Energy Corp.                                   10,900          550,450     3,180      160,590    14,080       711,040
         ExxonMobil Corp.                                     80,040        2,694,146    35,780    1,204,355   115,820     3,898,501
         Marathon Oil Corp.                                        0                0     4,040       84,436     4,040        84,436
         Unocal Corp.                                         12,400          342,736         0            0    12,400       342,736
                                                                         ------------            -----------            ------------
                                                                         $  3,587,332            $ 1,502,829            $  5,090,161
                                                                         ------------            -----------            ------------

      Pharmaceuticals
         Abbott Laboratories, Inc.                            13,300     $    556,871         0  $         0    13,300  $    556,871
         Mylan Laboratories, Inc.                                  0                0     7,580      238,543     7,580       238,543
         Schering-Plough Corp.                                25,000          533,750         0            0    25,000       533,750
         Wyeth                                                40,080        1,342,680         0            0    40,080     1,342,680
                                                                         ------------            -----------            ------------
                                                                         $  2,433,301            $   238,543            $  2,671,844
                                                                         ------------            -----------            ------------

      Photographic Products
         Eastman Kodak Co.                                    57,900     $  1,907,805         0  $         0    57,900  $  1,907,805
                                                                         ------------            -----------            ------------

      Printing & Publishing
         Gannett Co., Inc.                                    21,540     $  1,635,532     3,230  $   245,254    24,770  $  1,880,786
         Tribune Co.                                               0                0     4,060      195,083     4,060       195,083
                                                                         ------------            -----------            ------------
                                                                         $  1,635,532            $   440,337            $  2,075,869
                                                                         ------------            -----------            ------------

      RailRoads
         Norfolk Southern Corp.                                    0     $          0    13,390  $   270,478    13,390       270,478
                                                                         ------------            -----------            ------------

      Real Estate Investment Trusts
         Starwood Hotels & Resorts Co.                             0     $          0    10,420  $   242,786    10,420  $    242,786
                                                                         ------------            -----------            ------------

      Resturants & Lodging, Inc.
         Yum! Brands, Inc.                                         0     $          0    11,610  $   261,573    11,610       261,573
                                                                         ------------            -----------            ------------

      Retail
         Home Depot, Inc.                                          0     $          0    15,670  $   452,550    15,670  $    452,550
         Lowe's Cos., Inc.                                    22,140          923,902    10,710      446,928    32,850     1,370,830
         Sears, Roebuck & Co.                                 20,500          538,330    10,730      281,770    31,230       820,100
         Target Corp.                                         20,600          620,472     2,320       69,878    22,920       690,350
         Wal-Mart Stores, Inc.                                     0                0    19,790    1,059,755    19,790     1,059,755
                                                                         ------------            -----------            ------------
                                                                         $  2,082,704            $ 2,310,881            $  4,393,585
                                                                         ------------            -----------            ------------

      Special Products & Services
         3M Co.                                               19,440     $  2,467,714         0  $         0    19,440  $  2,467,714
         Honeywell International, Inc.                        16,400          392,616         0            0    16,400       392,616
         Illinois Tool Works, Inc.                             3,700          227,180         0            0     3,700       227,180
         SPDR Trust                                                0                0     8,400      743,568     8,400       743,568
         SPX Corp.                                                 0                0     6,460      271,385     6,460       271,385
         Waste Management                                          0                0     3,500       80,570     3,500        80,570
                                                                         ------------            -----------            ------------
                                                                         $  3,087,510            $ 1,095,523            $  4,183,033
                                                                         ------------            -----------            ------------

      Supermarkets
         Kroger Co.*                                          27,000     $    400,680    14,840  $   220,226    41,840  $    620,906
                                                                         ------------            -----------            ------------

      Telecommunications
         AT&T Corp.                                           65,600     $    855,424         0  $         0    65,600  $    855,424
         BellSouth Corp.                                      62,310        1,629,407    22,060      576,869    84,370     2,206,276
         Motoroloa, Inc.                                      33,800          309,946         0            0    33,800       309,946
         SBC Communications, Inc.                             18,800          482,408    13,330      342,048    32,130       824,456
         Verizon Communications, inc.                              0                0    13,930      525,997    13,930       525,997
                                                                         ------------            -----------            ------------
                                                                         $  3,277,185            $ 1,444,914            $  4,722,099
                                                                         ------------            -----------            ------------

      Telecommunications-Wireline
         Cisco Systems, Inc.                                       0     $          0    12,540  $   140,197    12,540  $    140,197
         QLogic Corp.                                              0                0    14,810      514,796    14,810       514,796
                                                                         ------------            -----------            ------------
                                                                         $          0            $   654,993            $    654,993
                                                                         ------------            -----------            ------------

      Transportation
         United Parcel Service, Inc.                           3,540     $    212,435         0  $         0     3,540  $    212,435
         Fedex Corp.*                                              0                0     4,040      214,887     4,040       214,887
                                                                         ------------            -----------            ------------
                                                                         $    212,435            $   214,887            $    427,322
                                                                         ------------            -----------            ------------

      Utilities-Electric
         Centerpoint Energy                                        0               $0    20,920  $   148,114    20,920  $    148,114
         FPL Group, Inc.                                      11,700          690,066         0            0    11,700       690,066
         Keyspan Corp.                                        15,200          555,256         0            0    15,200       555,256
         NSTAR Co.                                            12,800          536,960         0            0    12,800       536,960
         PGE&E Corp.*                                              0                0    16,550      179,568    16,550       179,568
         Pinnacle West Capital Corp.                               0                0    12,760      363,660    12,760       363,660
         PPL Corp.                                             4,260          147,439         0            0     4,260       147,439
         Xcel Energy Inc.                                          0                0    10,710      111,384    10,710       111,384
                                                                         ------------            -----------            ------------
                                                                         $  1,929,721            $   802,726            $  2,732,447
                                                                         ------------            -----------            ------------

      Utilities-Gas
         National Fuel Gas Co.                                21,000     $    423,570         0  $         0    21,000  $    423,570
                                                                         ------------            -----------            ------------

TOTAL U.S. STOCKS                                                        $ 76,870,524            $33,337,450            $110,207,974

TOTAL STOCKS (IDENTIFIED COST, $170,280,273, $35,006,793,
      AND $205,287,066, RESPECTIVELY)                                    $172,245,564            $63,627,332            $235,872,896

                                                            Principal Amount               Principal Amount      Principal Amount
                                                              (000 Omitted)                  (000 Omitted)         (000 Omitted)
                                                            ----------------               ----------------      ----------------
Foreign Bonds
      Australia
         Australian Government, 6.25s, 2015                   AUD    1,183 $    684,540        0  $         0   1,183  $    684,540
         Government of Australia, 5.75s, 2011                            0            0    4,363    2,459,378   4,363     2,459,378
                                                                           ------------           -----------          ------------
                                                                           $    684,540           $ 2,459,378          $  3,143,918
                                                                           ------------           -----------          ------------
      Austria
         Republic of Austria, 5.5s, 2007                      EUR    1,955 $  2,066,074        0  $         0   1,955  $  2,066,074
                                                                           ------------           -----------          ------------

      Bulgaria
         Republic of Bulgaria, 5.75, 2013                     EUR        0 $          0      197  $   196,786     197  $    196,786
         Republic of Bulgaria, 8.25s, 2015                               0            0      193      206,028     193       206,028
                                                                           ------------           -----------          ------------
                                                                           $          0           $   402,814          $    402,814
                                                                           ------------           -----------          ------------

      Canada
         Government of Canada, 5.75, 2006                     CAD    1,053 $    717,932        0  $         0   1,053  $    717,932
         Government of Canada, 5.5s, 2009                            4,486    3,013,697        0            0   4,486     3,013,697
                                                                           ------------           -----------          ------------
                                                                           $  3,731,629           $         0          $  3,731,629
                                                                           ------------           -----------          ------------

      Denmark
         Kingdom of Denmark, 7s, 2007                         DKK   38,904 $  5,833,304        0  $         0  38,904  $  5,833,304
                                                                           ------------           -----------          ------------

      Finland
         Finnish Government, 5.375s, 2013                     EUR    1,255 $  1,310,103        0  $         0   1,255  $  1,310,103
                                                                           ------------           -----------          ------------

      France
         Government of France, 6.5s, 2006                     EUR    1,179 $  1,287,241        0  $         0   1,179  $  1,287,241
         Government of France, 5s, 2011                              2,477    2,531,181                         2,477     2,531,181
         Government of France, 4.75s, 2012                           1,345    1,344,632        0            0   1,345     1,344,632
                                                                           ------------           -----------          ------------
                                                                           $  5,163,054           $         0          $  5,163,054
                                                                           ------------           -----------          ------------

      Germany
         Federal Republic of Germany, 4.75s, 2008             EUR    4,222 $  4,325,937        0  $         0   4,222  $  4,325,937
         Federal Republic of Germany, 4.5s, 2009                    17,708   17,858,973    2,265    2,284,311  19,973    20,143,284
         Federal Republic of Germany, 5.25s, 2010                    2,992    3,132,176        0            0   2,992     3,132,176
                                                                           ------------           -----------          ------------
                                                                           $ 25,317,086           $ 2,284,311          $ 27,601,397
                                                                           ------------           -----------          ------------

      Ireland
         Republic of Ireland, 5s, 2013                        EUR    2,262 $  2,285,794        0  $         0       0  $  2,285,794
                                                                           ------------           -----------          ------------

      Italy
         Republic of Italy, 5s, 2008                          EUR    1,789 $  1,847,386        0  $         0   1,789  $  1,847,386
                                                                           ------------           -----------          ------------

      Japan
         International Bank for Reconstruction & Development,
           5s, 2006 (Banks & USD Credit Cos.)                 USD    4,319 $  4,635,211        0  $         0   4,319  $  4,635,211
                                                                           ------------           -----------          ------------

      Malaysia
         Petronas Capital Ltd., 7.875s, 2022 (Oil Services)   USD        0 $          0      250  $   258,790     250  $    258,790
                                                                           ------------           -----------          ------------

      Mexico
         Petroleos Mexicanos, 9.5s, 2027 (Oils)               USD        0 $          0       84  $    88,410      84  $     88,410
         United Mexican States, 11.5s, 2026                              0            0      271      348,642     271       348,642
                                                                           ------------           -----------          ------------
                                                                           $          0           $   437,052          $    437,052
                                                                           ------------           -----------          ------------

      Netherlands
         Netherlands Governement, 5.75s, 2007                 EUR    1,233 $  1,316,369        0  $         0   1,233  $  1,316,369
         Netherlands Governement, 5s, 2012                           1,313    1,336,651        0            0   1,313     1,336,651
                                                                           ------------           -----------          ------------
                                                                           $  2,653,020           $         0          $  2,653,020
                                                                           ------------           -----------          ------------

      New Zealand
         Government of New Zealand                            NZD    1,279 $    647,412        0  $         0   1,279  $    647,412
                                                                           ------------           -----------          ------------

      Norway
         Norwegian Government, 5.5s, 2009                     NOK    5,146 $    669,329        0  $         0   5,146  $    669,329
                                                                           ------------           -----------          ------------

      Russia
         Russian Federation, 3s, 2006                         EUR        0 $          0      240  $   208,200     240  $    208,200
                                                                           ------------           -----------          ------------

      South Korea
         Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)      KRW        0 $          0      302  $   355,580     302  $    355,580
                                                                           ------------           -----------          ------------

      Spain
         Kingdom of Spain, 5.5s, 2011                         EUR    7,898 $  8,240,094        0  $         0   7,898  $  8,240,094
         Kingdom of Spain, 5.5s, 2017                                3,159    3,300,241        0            0   3,159     3,300,241
                                                                           ------------           -----------          ------------
                                                                           $ 11,540,335           $         0          $ 11,540,335
                                                                           ------------           -----------          ------------

      Supra-National
         European Investment Bank, 4s, 2005                   USD    2,637 $  2,737,910        0  $         0   2,637  $  2,737,910
                                                                           ------------           -----------          ------------

      Sweden
         Kingdom of Sweden, 5s, 2009                          SEK   11,055 $  1,216,287        0  $         0  11,055  $  1,216,287
         Kingdom of Sweden, 5.25s, 2011                             13,350    1,480,737        0            0  13,350     1,480,737
         Kingdom of Sweden, 5.5s, 2012                               3,975      446,155        0            0   3,975       446,155
                                                                           ------------           -----------          ------------
                                                                           $  3,143,179           $         0          $  3,143,179
                                                                           ------------           -----------          ------------

      United Kingdom
         United Kingdom Treasury, 7.25s, 2007                 GBP      450 $    795,858    2,430  $ 4,297,634   2,880  $  5,093,492
         United Kingdom Treasury, 5.75, 2009                         3,856    6,488,407    2,403    4,043,475   6,259    10,531,882
         OTE PLC, 6.125s, 2007 (Cellular Phones)##                       0            0      980    1,025,241     980     1,025,241
                                                                           ------------           -----------          ------------
                                                                           $  7,284,265           $ 9,366,350          $ 16,650,615
                                                                           ------------           -----------          ------------

TOTAL FOREIGN BONDS                                                        $ 81,549,631           $15,772,475          $ 97,322,106

U.S.Bonds
      Broadcast & Cable TV
         CSC Holdings, Inc., 8.125s, 2009                     USD        0 $          0      605  $   502,150     605  $    502,150
         Lin Television Corp. 8s, 2008                                   0            0    1,225    1,286,250   1,225     1,286,250
                                                                           ------------           -----------          ------------
                                                                           $          0           $ 1,788,400          $  1,788,400
                                                                           ------------           -----------          ------------

      Consumer Goods&Services
         Simmons Co., 10.25s, 2009                            USD        0 $          0      575  $   612,375     575  $    612,375
                                                                           ------------           -----------          ------------

      Energy
         P&L Coal Holdings Corp., 9.625s, 2010                USD        0 $          0    1,175  $ 1,233,750   1,175  $  1,233,750
                                                                           ------------           -----------          ------------

      Energy-Independent
         Pemex Project Funding Master Trust, 9.125s, 2010     USD        0 $          0      426  $   461,784     426  $    461,784
         Chesapeak Energy, 8.125s, 2011                                  0            0    1,225    1,249,500   1,225     1,249,500
                                                                           ------------           -----------          ------------
                                                                           $          0           $ 1,711,284          $  1,711,284
                                                                           ------------           -----------          ------------

      Gaming & Lodging
         Park Place Entertainment, 8.125s, 2011               USD        0 $          0    1,225  $ 1,234,188   1,225  $  1,234,188
         Station Casinos, Inc., 8.375s, 2008                             0            0      675      712,125     675       712,125
                                                                           ------------           -----------          ------------
                                                                           $          0           $ 1,946,313          $  1,946,313
                                                                           ------------           -----------          ------------

      Lodging
         HMH Properties, Inc., 8.45s, 2008                    USD        0 $          0      225  $   216,000     225  $    216,000
                                                                           ------------           -----------          ------------

      Media-Cable
         Charter Communications Holdings,
           0s to 2004, 9.92s, 2011                            USD        0 $          0    1,100  $   341,000   1,100  $    341,000
                                                                           ------------           -----------          ------------

      Pollution Control
         Allied Waste North, 8.875s, 2008                     USD        0 $          0    1,225  $ 1,212,750   1,225  $  1,212,750
                                                                           ------------           -----------          ------------

      U.S. Government Agencies
         Federal National Mortgage Association, 6s, 2016      USD    4,850 $  5,054,424        0  $         0   4,850  $  5,054,424
                                                                           ------------           -----------          ------------

      U.S. Treasury obligations
         U.S. Treasury Bonds, 6.25s, 2023                     USD    9,693 $ 11,130,666        0  $         0   9,693  $ 11,130,666
         U.S. Treasury Bonds, 5.37s, 2031                              745      786,353        0            0     745       786,353
         U.S. Treasury Bonds, 3.375s, 2007                           2,596    2,789,024        0            0   2,596     2,789,024
         U.S. Treasury Notes, 6.125s, 2007                          11,659   13,407,057        0            0  11,659    13,407,057
         U.S. Treasury Notes, 5.75s, 2010                            3,253    3,714,647        0            0   3,253     3,714,647
         U.S. Treasury Notes, 3.375s, 2007                               0            0    7,641    8,210,220   7,641     8,210,220
         U.S. Treasury Notes, 5s, 2011                                   0            0   12,008   13,095,408  12,008    13,095,408
                                                                           ------------           -----------          ------------
                                                                           $ 31,827,747           $21,305,628          $ 53,133,375
                                                                           ------------           -----------          ------------

TOTAL U.S. BONDS                                                           $ 36,882,171           $30,367,500          $ 67,249,671

Municipal Bonds
         Austin, Texas Electric, 5.5s, 2012                   USD      590 $    673,833        0  $         0     590  $    673,833
         Cleveland, Ohio, 5.75s, 2012                                  570      664,586        0            0     570       664,586
         Lakeville, Minnesota Independent
           School District, 4.5s, 2012                               1,575    1,674,603        0            0   1,575     1,674,603
         Metropolitan Transportation Authority
           New York, 5s, 2032                                          790      792,093        0            0     790       792,093
         New Jersey State Turnpike Authority
           Turnpike Revenue, 6s, 2013                                1,740 $  2,052,939        0  $         0   1,740  $  2,052,939
                                                                           ------------           -----------          ------------
TOTAL MUNICIPAL BONDS                                                      $  5,858,054           $         0          $  5,858,054
                                                                           ------------           -----------          ------------

TOTAL BONDS ($117,040,770, $50,511,062, AND                                $124,289,856           $46,139,975          $170,429,831
      $167,551,832 REPSECTIVELY)

Convertible Preferred Stock                                           Shares       Value     Shares      Value     Shares    Value
---------------------------                                           ------       -----     ------      -----     ------    -----
U.S. Bonds
      Automotive
         General Motors Corp., 5.25%, 2032                           20,500       $427,425      0    $      0      20,500  $427,425
                                                                                  --------           --------              --------

      Business Machines
         Motorola Inc.                                               11,400       $381,900      0    $      0      11,400  $381,900
                                                                                  --------           --------              --------

TOTAL PREFERRED STOCK (IDENTIFIED COST, $1,052,842, RESPECTIVELY)                 $809,325           $      0              $809,325
                                                                                  --------           --------              --------

                                                            Principal Amount              Principal Amount       Principal Amount
Repurchase Agreement                                         (000 Omitted)                 (000 Omitted)          (000 Omitted)
--------------------                                         -------------                 -------------          -------------
      Merrill Lynch, dated 10/31/02, due 11/01/02, total to be
         received $14,624,760 (secured by various U.S.
          Treasury and Federal Agency obligations in a
          jointly traded account), at Cost                    USD  14,624   $ 14,624,000  2,250  $2,250,000      16,874  $16,874,000

Short-Term Obligations
      Abbey National LLC, due 11/1/02                         USD       0             $0  4,132  $4,132,000       4,132   $4,132,000
      Edison Asset Securitization LLC, due 11/01/02                 5,597      5,597,000      0           0       5,597    5,597,000
      Ford Motor Credit Corp., due 11/22/02                         1,000        998,799      0           0       1,000      998,799
      General Electric Capital Corp., due 11/01/02                  9,921      9,921,000  2,718   2,718,000      12,639   12,639,000
      General Motors Acceptance Corp., due 12/5/02                  3,300      3,293,486      0           0       3,300    3,293,486
      New Center Asset Trust, due 11/01/02                          3,987      3,987,000      0           0       3,987    3,987,000
                                                                            ------------         ----------              -----------
                                                                            $ 23,797,285         $6,850,000              $30,647,285
                                                                            ------------         ----------              -----------

Total Investments (Identified Cost, $326,795,170, $118,922,059
      and $445,717,229 respectively)                                        $335,766,030         $118,867,307           $454,633,336
                                                                            ------------         ------------           ------------
Other Assets, Less Liabilities                                              $    145,414         $    (38,000)          $    107,415
                                                                            ------------         ------------           ------------
NET ASSETS                                                                  $335,911,444         $118,829,307           $454,740,751
                                                                            ------------         ------------           ------------

 * Non income producing security
** Non income producing - in default.
## SEC Rule 144A restriction.
 + Restricted Security.


Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

                    AUD  =       Australian Dollars       EUR =            Euro
                    BRL =        Brazilian Real           GBP =            British Pounds
                    CAD =        Canadian Dollars         GRD =            Greek Drachma
                    CHF =        Swiss Franc              NOK =            Norwegian Krone
                    CLP =        Chilean Peso             NZD =            New Zealand Dollars
                    DEM =        Deutsche Marks           SEK =            Swedish Kronor
                    DKK  =       Danish Krone

Notes:

The Pro Forma Combined Portfolio of Investments reflects the proposed acquisition of the net assets of the MFS Global Asset
Allocation Fund by the MFS Global Total Return Fund as though such acquisition had become effective October 31, 2002, and includes the portfolio securities of both entities as at that date.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates value. Futures contracts, options and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
OCTOBER 31, 2002

                                                                             MFS GLOBAL TOTAL   MFS GLOBAL ASSET      PRO FORMA
                                                                                RETURN FUND     ALLOCATION FUND       COMBINED
                                                                             ----------------   ----------------      ---------
Assets:
     Investments:
        Identified cost                                                        $ 312,171,170       $ 118,922,059    $ 431,093,229
        Unrealized depreciation/appreciation                                       8,970,860             (54,753)       8,916,107
        Repurchase agreement, at value                                            14,624,000                   -       14,624,000
                                                                               -------------       -------------    -------------
           Total investments, at value                                         $ 335,766,030       $ 118,867,306    $ 454,633,336
     Cash                                                                            422,478                 424          422,902
     Foreign currency, at value (identified cost, )                                        -                   -                -
     Investment of cash collateral for securities loaned, at cost and value       20,683,491                   -       20,683,491
     Receivable for forward foreign currency exchange contracts                       82,724              11,277           94,001
     Receivable for forward foreign currency exchange contracts closed or                                                       -
        subject to master netting agreements                                         313,636                   -          313,636
     Receivable for fund shares sold                                                 932,410             122,444        1,054,854
     Receivable for investments sold                                                  62,883                   -           62,883
     Interest and dividends receivable                                             2,283,954             889,534        3,173,488
     Other assets                                                                      3,808              51,482           55,290
                                                                               -------------       -------------    -------------
        Total assets                                                           $ 360,551,414       $ 119,942,467    $ 480,493,881
                                                                               -------------       -------------    -------------

Liabilities:
     Payable to custodian                                                      $       5,603       $       2,160    $       7,763
     Payable for fund shares reacquired                                              918,877             213,077        1,131,954
     Payable for investments purchased                                             2,513,453              80,978        2,594,431
     Payable for daily variation margin on open
         futures contracts                                                                 -              85,875           85,875
     Collateral for securities loaned, at value                                   20,683,491                   -       20,683,491
     Payable for forward foreign currency exchange contracts closed or
        subject to master netting agreements                                           2,476             306,462          308,938
     Payable for forward foreign currency exchange contracts                         262,371             267,765          530,136
     Payable to affiliates-
        Management fee                                                                 7,730               4,677           12,407
        Shareholder servicing agent fee                                                  920                 780            1,700
        Distribution and service fee                                                   5,349               2,701            8,050
     Accrued expenses and other liabilities                                          239,700             148,685          388,385
                                                                               -------------       -------------    -------------
        Total liabilities                                                      $  24,639,970       $   1,113,160    $  25,753,130
                                                                               -------------       -------------    -------------
Net assets                                                                     $ 335,911,444       $ 118,829,307    $ 454,740,751
                                                                               -------------       -------------    -------------

Net assets consist of:
     Paid-in capital                                                           $ 338,405,086       $ 142,613,590    $ 481,018,676
     Unrealized appreciation/depreciation on investments and translation
        of assets and liabilities in foreign currencies                            9,138,072            (584,931)       8,553,141
     Accumulated net realized loss on investments and foreign currency
        transactions                                                             (13,862,302)        (24,654,829)     (38,517,131)
     Accumulated undistributed net investment income                               2,230,588           1,455,477        3,686,065
                                                                               -------------       -------------    -------------
        Total                                                                  $ 335,911,444       $ 118,829,307    $ 454,740,751
                                                                               -------------       -------------    -------------

Shares of beneficial interest outstanding:
     Class A                                                                      18,750,807           4,437,459       23,883,455
     Class B                                                                       7,414,220           3,672,680       11,623,791
     Class C                                                                       3,129,477             927,752        4,195,293
     Class I                                                                         134,807                   7          134,815
                                                                               -------------       -------------    -------------
        Total shares of beneficial interest outstanding                           29,429,311           9,037,898       39,837,354
                                                                               -------------       -------------    -------------

Net assets:
      Class A                                                                  $ 213,982,840       $  58,563,513    $ 272,546,353
      Class B                                                                     84,728,840          48,115,398      132,844,238
      Class C                                                                     35,660,054          12,150,304       47,810,358
      Class I                                                                      1,539,710                  92        1,539,802
                                                                               -------------       -------------    -------------
         Total net assets                                                      $ 335,911,444       $ 118,829,307    $ 454,740,751
                                                                               -------------       -------------    -------------

Class A shares:
     Net asset value per share
        (net assets / shares of beneficial interest outstanding)                   $11.41              $13.20            $11.41
                                                                                   ------              ------            ------

     Offering price per share (100 / 95.25 of net asset value per share)           $11.98              $13.86            $11.98
                                                                                   ------              ------            ------

Class B shares:
     Net asset value and offering price per share
        (net assets / shares of beneficial interest outstanding)                   $11.43              $13.10            $11.43
                                                                                   ------              ------            ------

Class C shares:
     Net asset value and offering price per share
        (net assets / shares of beneficial interest outstanding)                   $11.40              $13.10            $11.40
                                                                                   ------              ------            ------

Class I shares:
     Net asset value, offering price and redemption price per share
        (net assets / shares of beneficial interest outstanding)                   $11.42              $12.92            $11.42
                                                                                   ------              ------            ------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

Notes:

The Pro Forma Combined Portfolio of Investments reflects the proposed acquisition of the net assets of the MFS Global Asset
Allocation Fund by the MFS Global Total Return Fund as though such acquisition had become effective November 1, 2001, and reflects the accounts of both entities as at the date.

The above statement reflects neither any adjustment with respect to additional distributions that may be made prior to the
Reorganization nor any anticipated expense to be incurred in connection with the Reorganization.

The Pro Forma combined shares of each class' shares of beneficial interest outstanding represent those shares that would have been outstanding on October 31, 2002. In exchange for the net assets of the MFS Global Asset Allocation Fund each class of shares of the MFS Global Total Return Fund would have been issued based the per-share net asset value as follows:

                                                          Class A          Class B        Class C       Class I
                                                        ------------     ------------   ------------    --------
        Net assets - MFS Asset Allocation Fund          $ 58,563,513     $ 48,115,398   $ 12,150,304      $   92
        Shares - MFS Global Total Return Fund              5,132,648        4,209,571      1,065,816           8
        Net asset value - MFS Global Total Return Fund        $11.41           $11.43         $11.40      $11.42

PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2002

                                                            MFS GLOBAL TOTAL    MFS GLOBAL ASSET      PRO FORMA        PRO FORMA
                                                               RETURN FUND      ALLOCATION FUND      ADJUSTMENTS        COMBINED
                                                            ----------------    -----------------   -------------      ---------
Net investment income:
   Income -
        Interest                                                 7,541,348          3,099,535                          10,640,883
        Dividend                                                 4,121,691          1,338,239                           5,459,930
        Foreign taxes withheld                                    (256,352)           (94,888)                           (351,240)
                                                              ------------       ------------                        ------------
             Total investment Income                          $ 11,406,687       $  4,342,886                        $ 16,100,813
                                                              ------------       ------------                        ------------

Expenses -
        Management fee                                        $  2,875,547       $    839,858        $ 395,741 (A)   $  4,111,146
        Trustees' compensation                                      31,172             42,422          (42,422)(B)         31,172
        Shareholder servicing agent fee                            344,723            143,976                0            488,699
        Distribution and service fee (Class A)                     736,342            289,438          (85,506)(C)        940,274
        Distribution and service fee (Class B)                     956,362            709,173                0          1,665,535
        Distribution and service fee (Class C)                     372,496            154,508                0            527,004
        Administrative fee                                          32,829             13,591                0             46,420
        Custodian fee                                              248,083            112,913           (8,413)(B)        352,583
        Printing                                                    75,810             55,395          (11,205)(B)        120,000
        Postage                                                     45,932             26,589           (7,521)(B)         65,000
        Auditing fees                                               38,600             38,016          (38,016)(B)         38,600
        Legal fees                                                   9,765              6,547            2,953 (B)         19,265
        Miscellaneous                                              370,905            159,974         (107,629)(B)        423,250
                                                              ------------       ------------        ---------       ------------
             Total expenses                                   $  6,138,566       $  2,592,399        $  97,982       $  8,828,947
        Fees paid indirectly                                       (15,153)                 0                0            (15,153)
                                                              ------------       ------------        ---------       ------------
             Net expenses                                     $  6,123,413       $  2,592,399        $  97,982       $  8,813,794
                                                              ------------       ------------        ---------       ------------
                Net investment income                         $  5,283,274       $  1,750,487        $ (97,982)      $  7,287,019
                                                              ------------       ------------        ---------       ------------

Realized and unrealized gain (loss) on investments:
        Realized gain (loss) (identified cost basis) -
        Investment transactions                               $ (8,509,742)      $ (8,264,159)                       $(16,773,901)
        Written option transactions                                     --       $  1,110,073                           1,110,073
        Future contracts                                            76,425       $ (1,212,522)                         (1,136,097)
        Foreign currency transactions                              622,980       $ (2,842,779)                         (2,219,799)
                                                              ------------       ------------        ---------        -----------
             Net realized loss on investments                 $ (7,810,337)      $(11,209,387)       $      --       $(19,019,724)
                                                              ------------       ------------        ---------        -----------

        Change in unrealized appreciation (depreciation) -
        Investments                                           $ (1,635,495)      $  2,974,472                        $  1,338,977
        Written options                                                 --                 --                                  --
        Futures contracts                                          (46,130)           571,086                             524,956
        Translation of assets and liabilities in
          foreign currencies                                      (186,075)           (70,870)                           (256,945)
                                                              ------------       ------------        ---------       ------------
             Net unrealized loss on investments               $ (1,867,700)      $  3,474,688        $      --       $  1,606,988
                                                              ------------       ------------        ---------       ------------
                Net realized and unrealized loss
                  on investments                              $ (9,678,037)      $ (7,734,699)       $      --       $(17,412,736)
                                                              ------------       ------------        ---------       ------------
                    Increase in net assets from operations    $ (4,394,763)      $ (5,984,212)       $ (97,982)      $(10,125,717)
                                                              ------------       ------------        ---------       ------------

        Pro  Forma Adjustments:

        (A) The investment advisory fee is 0.84% of daily net assets for the MFS Global Total Return Fund.

        The investment advisory fee is 0.60% of the Fund's average daily net assets for the MFS Global Asset Allocation Fund.

        (B) Expenditure reduced as the result of the elimination of duplicative functions.

        (C) The Class A distribution fees are 0.10% and 0.25% of average net assets for the MFS Global Total Return Fund and
            Global Asset Allocation Fund, respectively.

        --------

        Notes:

        The Pro Forma Combined Statement of Operations reflects the proposed acquisition of the assets of the MFS Global Asset
        Allocation Fund by the MFS Global Total Return Fund as though such acquisition had become effective November 1, 2001, and reflects the accounts of both entities for the twelve months ended October 31, 2002.

        The above statement reflects neither any adjustment with respect to additional distributions that may be made prior to the reorganization nor any anticipated reorganization expenses.

                        MFS(R) GLOBAL TOTAL RETURN FUND

                                   FORM N-14
                                     PART C
                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION

         Reference is hereby made to (a) Article V of the Trust's Amended and Restated Declaration of Trust, incorporated by reference to the Registrant's Post-Effective Amendment No. 19 filed with the SEC via EDGAR on February 28, 2002 and (b) Section 9 of the Shareholder Servicing Agent Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed with the SEC via EDGAR on November 8, 1995.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 16. EXHIBITS

          1 (a) Amended and Restated Declaration of Trust of the Registrant, dated January 1, 2002. (6)

            (b) Amendment, dated October 17, 2002, to the Declaration of Trust
                - Designation of New Class R Shares for MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund. (16)

          2 Master Amended and Restated By-Laws, dated January 1, 2002, as revised September 18, 2002. (13)

          3     Not Applicable.

          4 Agreement and Plan of Reorganization, included as Exhibit A to the MFS Global Total Return Fund's Prospectus set forth in Part A to the Registration Statement on Form N-14.

          5 Form of Certificate representing ownership of the Registrant's Classes of Shares. (4)

          6     Investment Advisory Agreement, dated January 1, 2002. (6)

          7 (a) Distribution Agreement between the Registrant and MFS Fund
                Distributors, Inc., dated January 1, 1995. (1)

            (b) Dealer Agreement between MFS Fund Distributors, Inc. ("MFD")
                and a dealer, and the Mutual Fund Agreement between MFD and a bank effective April 6, 2001. (5)

          8 (a) Retirement Plan for Non-Interested Person Trustees, as amended and restated February 10, 1999. (2)

            (b) Amendment to the Retirement Plan for Non-Interested Person
                Trustees, dated effective July 1, 2002. (16)

            (c) Retirement Benefit Deferral Plan, dated July 1, 2002. (11)

          9 (a) Master Custodian Agreement between the Registrant and State
                Street Bank and Trust Company, dated July 2, 2001. (12)

            (b) Global Custody Agreement between the Registrant and Chase
                Manhattan Bank, dated July 2, 2001. (12)

            (c) Form of Exhibit A, revised May 2, 2003, to the Master Custodian
                Contract and the Global Custody Agreement; filed herewith.

            (d) Amendment No. 1, dated September 30, 2002, to the Master
                Custodian Agreement with State Street Bank and Trust Company.
                (13)

         10 Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997 and Amended and Restated October 16, 2002. (17)

         11 Opinion of James R. Bordewick, Jr., including consent; filed herewith.

         12 Form of Opinion of Kirkpatrick & Lockhart, LLP as to tax matters, including consent; filed herewith.

         13 (a) Shareholder Servicing Agreement between the Registrant and
                MFS Service Center, Inc., dated August 10, 1990. (1)

            (b) Amendment to Shareholder Servicing Agreement, dated April 1,
                2003; filed herewith.

            (c) Exchange Privilege Agreement dated July 30, 1997. (3)

            (d) Dividend Disbursing Agency Agreement, dated August 10, 1990.
                (1)

            (e) Master Administrative Services Agreement, dated March 1, 1997, as amended and restated April 1, 1999. (7)

            (f) Exhibit A, as revised September 18, 2002, to the Amended and
                Restated Master Administrative Services Agreement. (16)

            (g) Master 529 Administrative Services Agreement, dated August 1,
                2002. (15)

            (h) Addendum, dated October 16, 2002, to the Master 529
                Administrative Services Agreement. (15)

         14     Consent of Ernst & Young, LLP, independent accountants to
                MFS Global Total Return Fund and Global Asset Allocation Fund; filed herewith.

         15     Not Applicable.

         16 (a) Power of Attorney, dated January 1, 2002. (6)

            (b) Power of Attorney, dated August 1, 2002. (10)

            (c) Power of Attorney, dated May 20, 2003; filed herewith.

         17 (a) MFS Global Total Return Fund Prospectus and Statement of
                Additional Information, dated March 1, 2003. (17)

            (b) MFS Global Total Return Fund's Annual Report to Shareholders
                for the fiscal year ended October 31, 2002. (18)

            (c) MFS Global Asset Allocation Fund Prospectus and Statement of
                Additional Information, dated January 1, 2003. (14)

            (d) MFS Global Asset Allocation Fund's Annual Report to
                Shareholders for the fiscal year ended August 31, 2002. (9)

            (e) MFS Global Asset Allocation Fund's Semi-Annual Report to
                Shareholders for the six months ended February 28, 2003. (8)

---------------------
 (1) Incorporated by reference to Registrant's Post-Effective Amendment No. 8 filed with the SEC via EDGAR on October 23, 1995.
 (2) Incorporated by reference to MFS Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 20 filed with the SEC via EDGAR on February 26, 1999.
 (3) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 64 filed with the SEC via EDGAR on October 29, 1997.
 (4) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.
 (5) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on April 30, 2001.
 (6) Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed with the SEC via EDGAR on February 28, 2002.
 (7) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.
 (8) Incorporated by reference to the Registrant's Form N-30D (File Nos.3 3-34502 and 811-6102) filed with the SEC via EDGAR on April 21, 2003.
 (9) Incorporated by reference to the Registrant's Form N-30D (File Nos. 33-34502 and 811-6102) filed with the SEC via EDGAR on October 23, 2002.

(10) Incorporated by reference to MFS Series Trust IX (File Nos. 2-5049 and 811-2464) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on August 1, 2002.

(11) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on August 28, 2002.

(12) Incorporated by reference to MFS Series Trust X (File Nos. 3-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.

(13) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on October 16, 2002

(14) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on December 27, 2002.

(15) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 43 filed with the SEC via EDGAR on November 27, 2002.

(16) Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed with the SEC via EDGAR on December 23, 2002.

(17) Incorporated by reference to the Registrant's Post-Effective Amendment No. 19 filed with the SEC via EDGAR on February 28, 2003.

(18) Incorporated by reference to the Registrant's Form N-30D (File Nos. 33-34502 and 811-6102) filed with the SEC via EDGAR on December 30, 2002.

ITEM 17. UNDERTAKINGS

         (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (c) The Registrant agrees to file an executed copy of an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

                                     NOTICE

         A copy of the Amended and Restated Declaration of Trust, as amended, of MFS Series Trust VI, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 23rd day of May, 2003.

                                     MFS SERIES TRUST VI
                                     on behalf of one of its series,
                                     MFS Global Total Return Fund

                                     By: JAMES R. BORDEWICK, JR.
                                         ---------------------------
                                         James R. Bordewick, Jr.
                                         Assistant Clerk and Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on May 23, 2003.

       SIGNATURE                             TITLE
       ---------                             -----

JEFFREY L. SHAMES*                    Chairman and Trustee
---------------------------------
Jeffrey L. Shames


JOHN W. BALLEN*                       President (Principal Executive Officer)
---------------------------------
John W. Ballen

                                      Principal Financial Officer and
RICHARD M. HISEY*                     Accounting Officer
---------------------------------
Richard M. Hisey


LAWRENCE H. COHN*                     Trustee
---------------------------------
Lawrence H. Cohn



WILLIAM R. GUTOW*                     Trustee
---------------------------------
William R. Gutow


J. ATWOOD IVES*                       Trustee
---------------------------------
J. Atwood Ives


ABBY M. O'NEILL*                      Trustee
---------------------------------
Abby M. O'Neill


KEVIN R. PARKE*                       Trustee
---------------------------------
Kevin R. Parke


LAWRENCE T. PERERA*                   Trustee
---------------------------------
Lawrence T. Perera


WILLIAM J. POORVU*                    Trustee
---------------------------------
William J. Poorvu


J. DALE SHERRATT*                     Trustee
---------------------------------
J. Dale Sherratt


ELAINE R. SMITH*                      Trustee
---------------------------------
Elaine R. Smith


WARD SMITH*                           Trustee
---------------------------------
Ward Smith
                                      *By:  JAMES R. BORDEWICK, JR.
                                            ----------------------------------
                                      Name: James R. Bordewick, Jr.
                                            as Attorney-in-fact

                                      Executed by James R. Bordewick, Jr. on
                                      behalf of those indicated pursuant to a
                                      Power of Attorney dated January 1, 2002, incorporated by reference to the Registrant's Post-Effective Amendment No. 40, filed with the SEC via EDGAR on July 30, 2002; a Power of Attorney dated August 1, 2002, incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 44, filed with the SEC via EDGAR on August 1, 2002 and a Power of Attorney dated May 20, 2003; filed herewith.

                                 EXHIBIT INDEX

The following exhibits are filed as a part of this Registration Statement pursuant to General Instruction G of Form N-14.


EXHIBITS                    DESCRIPTION                                PAGE

   9 (c)  Form of Exhibit A, revised May 2, 2003, to the
            Master Custodian Contract and the Global Custody
            Agreement.

  11      Opinion of James R. Bordewick, Jr. including
            consent.

  12      Form of Opinion of Kirkpatrick & Lockhart LLP
            as to tax matters, including consent.

  13 (b) Amendment to Shareholder Servicing Agreement, dated April 1, 2003.

  14      Consent of Ernst & Young, LLP, independent
            accountants to MFS Global Total Return Fund and
            Global Asset Allocation Fund; filed herewith.

  16 (c)  Power of Attorney, dated May 20, 2003.